File Nos. 33-51626; 811-07148

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. [   ]

Post-Effective Amendment No. [53]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. [54]

(Check appropriate box or boxes)

SCHWARTZ INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

801 West Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (734) 455-7777

George P. Schwartz

Schwartz Investment Counsel, Inc.

801 West Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

(Name and Address of Agent for Service)

Copies to:

Matthew J. Van Wormer, Esq.

Sullivan & Worcester LLP

1666 K Street, NW

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on _______ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on _______ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AVE MARIA
MUTUAL FUNDS

# Prospectus

April 30, 2026

Ave Maria Growth Fund – **AVEGX**

Ave Maria Rising Dividend Fund – **AVEDX**

Ave Maria Undiscovered Fund – **AVEUX**

Ave Maria Value Fund – **AVEMX**

Ave Maria World Equity Fund – **AVEWX**

Ave Maria Growth Focused Fund – **AVEAX**

Ave Maria Value Focused Fund - **AVERX**

Ave Maria Bond Fund – **AVEFX**

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Ave Maria Growth Fund	1
Ave Maria Rising Dividend Fund	9
Ave Maria Undiscovered Fund	17
Ave Maria Value Fund	24
Ave Maria World Equity Fund	32
Ave Maria Growth Focused Fund	40
Ave Maria Value Focused Fund	48
Ave Maria Bond Fund	58
Information Relevant to All Funds	67
Additional Investment Information	68
How to Purchase Shares	82
How to Exchange Shares	87
How to Redeem Shares	88
Dividends and Distributions	92
Taxes	93
Operation of the Funds	94
The Catholic Advisory Board	96
Calculation of Share Price	98
Financial Highlights	99
Privacy Notice	107
Additional Information	Back Cover

Risk/Return Summary

Ave Maria Growth Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 92	$ 287	$ 498	$ 1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

what are the fund’s principal investment strategies?

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Adviser to offer above-average potential for growth in revenues, profits, or cash flow. Dividend and interest income are secondary considerations in investment selection. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks, and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

The Fund may invest in companies of all sizes, including small and mid-capitalization companies. The Fund may invest in the securities of foreign issuers directly, or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

In selecting investments, the Adviser relies primarily on fundamental analysis by reviewing the issuing company’s financial statements, the fundamentals of other companies in the same industry, market trends, and economic conditions. The Adviser evaluates a company’s earnings growth and prospects, price to cash flow and other variables to determine whether the company meets its growth criteria.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening providers, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each stock held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The Fund’s investments are monitored in relation to the Adviser’s criteria for a growth company. Generally, stocks are purchased with the intent to hold them for three years or more. However, when a company no longer meets the Adviser’s investment standards, it is sold regardless of the time it is held by the Fund. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the CAB. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

what are the principal risks of investing in the ave maria
growth fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers. Unsponsored depositary receipts carry additional risks beyond direct foreign investments since they may provide less timely issuer information, may not pass through voting rights and may require investors to bear certain transaction fees.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund. As of December 31, 2025, the Fund had 54.6% of its net assets invested in stocks within the technology sector, including 26.4% in the semiconductor industry. The values of securities of companies in the technology sector may be adversely affected by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies, as well as the risks associated with artificial intelligence, such as high capital expenditures, rapid innovation cycles, heightened regulatory scrutiny, operational risks and vulnerabilities from reliance on complex automated systems.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities may also be more volatile because growth companies usually invest a high portion of earnings in their business and may lack the dividend income of value companies that can offset losses in a falling market. A company may never achieve the earnings growth the Adviser anticipates and the Fund’s growth style may go out of favor with investors.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2025 compare with the S&P 500® Index. The S&P 500 Equal Weight® Index (consisting of the stocks in the S&P 500® Index with a fixed weight allocation) is included as a secondary index because it is more representative of the Fund’s asset allocations than the S&P 500® Index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 24.35% during the quarter ended June 30, 2020, and the lowest return for a quarter was -20.45% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria growth fund	One Year	Five Years	Ten Years

Return Before Taxes	8.26%	8.46%	13.06%
Return After Taxes on Distributions	6.88%	7.01%	11.56%
Return After Taxes on Distributions and Sale of Fund Shares	5.89%	6.47%	10.51%

S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

S&P 500 EQUAL WEIGHT® INDEX (reflects no deduction for fees, expenses, or taxes)	11.43%	10.48%	11.71%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Adam P. Gaglio, CFA, is the lead portfolio manager, and Chadd M. Garcia, CFA, is the co-portfolio manager of the Ave Maria Growth Fund.

•	Adam P. Gaglio, CFA, Vice President and Portfolio Manager of the Adviser, has acted as a co-portfolio manager of the Fund since July 2019 and lead portfolio manager since January 2020.
•	Chadd M.Garcia, CFA, Vice President and Portfolio Manager of the Adviser, has acted as a co-portfolio manager of the Fund since January 2020.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria Rising Dividend Fund

what are the fund’s investment objectives?

The investment objectives of the Ave Maria Rising Dividend Fund are to seek to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 92	$ 287	$ 498	$ 1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

what are the fund’s principal investment strategies?

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks, and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

The Fund may invest in companies of all sizes. The Fund may invest in the securities of foreign issuers directly, or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objectives and standards. In selecting investments for the Fund, the Adviser favors companies with one or more of the following attributes:

•	either a track record of, or the potential for, above-average earnings and dividend growth;
•	a competitive dividend yield;
•	a sound balance sheet and solid cash flow to support future dividend increases;

•	a sustainable competitive advantage and leading market position; and
•	reasonable valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In pursuing the Fund’s investment objectives, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening services, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each stock held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

Stocks are sold when a company fails to achieve its expected results, or economic factors or competitive developments adversely impair the company’s value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

what are the principal risks of investing in the ave maria rising dividend fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity or other adverse effects, while natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments, may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of December 31, 2025, the Fund had 25.9% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be adversely affected by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies, as well as the risks associated with artificial intelligence, such as high capital expenditures, rapid innovation cycles, heightened regulatory scrutiny, operational risks and vulnerabilities from reliance on complex automated systems.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. There is no guarantee that the securities selected for the Fund will provide increasing dividend income or earnings growth. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income. The investment style utilized for the Fund could fall out of favor with investors, which may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend paying stocks.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers. Unsponsored depositary receipts carry additional risks beyond direct foreign investments since they may provide less timely issuer information, may not pass through voting rights and may require investors to bear certain transaction fees.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objectives.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Rising Dividend Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2025 compare with the S&P 500® Index and the S&P 500® Dividend Aristocrats® Index. The S&P 500® Index is used as a primary index in order to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The S&P 500® Dividend Aristocrats® Index is included as an additional comparative index because it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 21.75% during the quarter ended June 30, 2020, and the lowest return for a quarter was -26.87% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria rising dividend fund	One Year	Five Years	Ten Years

Return Before Taxes	-0.39%	8.90%	10.31%
Return After Taxes on Distributions	-1.62%	7.28%	8.62%
Return After Taxes on Distributions and Sale of Fund Shares	0.67%	6.88%	8.09%

S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

S&P 500® Dividend Aristocrats® INDEX (reflects no deduction for fees, expenses, or taxes)	7.28%	8.04%	10.49%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Brandon S. Scheitler is the lead portfolio manager and George P. Schwartz, CFA is the co-portfolio manager of the Ave Maria Rising Dividend Fund.

•	Brandon S. Scheitler, Senior Vice President and Chief Investment Officer of the Adviser, has acted as lead portfolio manager of the Fund since January 2024 and as co-portfolio manager of the Fund since March 2021.
•	George P. Schwartz, CFA, Executive Chairman of the Adviser, has acted as co-portfolio manager of the Fund since its inception in May 2005.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria UNDISCOVERED Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria Undiscovered Fund is to seek long-term capital appreciation.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.19%	(1)
Acquired Fund Fees and Expenses………………………………	0.00%	(1)
Total Annual Fund Operating Expenses………………………….	1.94%
Fee Waiver and/or Expense Reimbursement	0.69%	(2)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement………………………………	1.25%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Schwartz Investment Counsel, Inc. (the “Adviser”) has contractually agreed to reduce Management Fees and reimburse Other Expenses so that “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) do not exceed 1.25%. Any management fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) of the Fund to exceed the contractual expense limitation at the time such amount was waived or repaid. This expense limitation is in effect until May 1, 2029 and may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically in the event of an assignment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Adviser’s contractual arrangement to maintain the Fund’s expenses at the agreed upon level for a period of three years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$397

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover rate to report.

what are the fund’s principal investment strategies?

Under normal market conditions, the Ave Maria Undiscovered Fund invests primarily in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks) that are believed to offer undiscovered value and the potential for long-term capital appreciation. The Fund may invest in the securities of companies of any market capitalization, but will emphasize companies with a market capitalization of less than $10 billion. Under normal circumstances, all of the Fund’s equity investments and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

In seeking investments that offer undiscovered value, the Adviser looks for stocks that, in the Adviser’s view, trade at a discount to their intrinsic (true) value and stocks of companies that (i) are temporarily out of favor with the markets but remain fundamentally sound; (ii) are misunderstood by investors; (iii) have a durable competitive advantage; or (iv) are undergoing a positive transformation. The Adviser uses fundamental security analyses to identify and purchase equity securities of companies that typically exhibit one or more of the following characteristics:

•	Under Appreciated Revenue and Earnings Growth – The company has the potential to exceed consensus expectations for revenue and/or earnings growth.
•	Timely Catalyst – The company has experienced a recent positive earnings report or earnings surprise that provides quantitative evidence that there is a significant gap between the Adviser’s forecasts and consensus analyst expectations.
•	Inflection Point of Change – The company is undergoing meaningful transformation such as the introduction of a new product, a change in leadership, or a regulatory shift that may drive unexpected or underestimated growth.
•	Limited Analyst Coverage – The company is not widely followed by analysts, increasing the likelihood of being overlooked or misunderstood by the investment community.

•	Sustainability – The company may have a durable competitive advantage, such as niche market leadership, proprietary intellectual capital, or a unique manufacturing process.
•	Operating Leverage – The company may have a scalable business model that tends to generate expanding net profit margins as revenue grows.
•	Valuation – The company is considered to be undervalued based on the Adviser’s growth forecasts and historical valuation metrics.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening providers, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each stock held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. When a stock appreciates substantially and is no longer undervalued, according to the Adviser’s criteria, it is sold. Stocks are also sold when a company fails to achieve its expected results, or when economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the CAB. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries, or business sectors. The Fund’s investments will generally change over time, and a significant allocation to any particular issuer or sector does not necessarily represent a continuing investment policy or investment strategy to invest in that issuer or sector.

what are the principal risks of investing in the fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and volatility in the Fund.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s style of investing in stocks with undiscovered value may cause it to underperform relative to funds that use a pure growth approach to investing or funds that have a broader investment style.

Small and Mid-Cap Capitalization Risks. The Fund will emphasize investments in small and mid-cap stocks, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within those market capitalizations. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification and other competitive strengths usually present in larger companies. In many instances, the securities of small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies, making them subject to greater price fluctuations than the stocks of larger cap companies.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

what has been the fund’s performance history?

The Fund is newly organized and therefore does not have a performance history for a full calendar year to report. When the Fund has returns for a full calendar year, this Prospectus will include performance information, which will give some indication of the risks and variability of investing in the Fund by showing the Fund’s performance from year to year, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information, current through the most recent month-end is available on the Fund’s website at www.avemariafunds.com or by calling 1-888-726-9331.

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Ryan M. Kuyawa, CFA, is the Fund’s lead portfolio manager, and Sean C. Gaffney, CFA, and James T. Peregoy, CFA, are the co-portfolio managers.

•	Ryan M. Kuyawa, CFA, Senior Portfolio Manager of the Adviser, has acted as lead portfolio manager of the Fund since its inception.
•	Sean C. Gaffney, CFA, Portfolio Manager of the Adviser, has acted as co-portfolio manager of the Fund since its inception.
•	James T. Peregoy, CFA, Portfolio Manager and Head Trader of the Adviser, has acted as co-portfolio manager of the Fund since its inception.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria Value Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.92%	(1)
(1)	Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Fund’s Financial Highlights, which does not reflect “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

what are the fund’s principal investment strategies?

Under normal market conditions, the Ave Maria Value Fund invests primarily in common stocks believed by the Adviser to be priced at a discount to their true value according to the Adviser’s criteria for value. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks, and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

The Fund invests in securities of established companies of various market capitalizations. The Fund may invest in the securities of foreign issuers directly, or indirectly, in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, the Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector.

The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies, and product offerings.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening providers, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each stock held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve its expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the CAB. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

what are the principal risks of investing in the ave maria value fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers. Unsponsored depositary receipts carry additional risks beyond direct foreign investments since they may provide less timely issuer information, may not pass through voting rights and may require investors to bear certain transaction fees.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style could cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Value Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2025 compare with the S&P 500® Index. The S&P 500® Index is used as a primary index in order to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The S&P MidCap 400® Index is included as an additional comparative index because it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 20.00% during the quarter ended December 31, 2020, and the lowest return for a quarter was -28.51% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria value fund	One Year	Five Years	Ten Years

Return Before Taxes	2.82%	11.02%	10.44%
Return After Taxes on Distributions	2.74%	9.89%	9.21%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	8.64%	8.30%

S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

S&P MIDCAP 400® INDEX (reflects no deduction for fees, expenses, or taxes)	7.50%	9.12%	10.72%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Timothy S. Schwartz, CFA, is the lead portfolio manager, and Ryan M. Kuyawa, CFA, is the co-portfolio manager of the Ave Maria Value Fund.

•	Timothy S. Schwartz, CFA, President and Chief Executive Officer of the Adviser, has acted as lead portfolio manager of the Fund since January 2016.
•	Ryan M. Kuyawa, CFA, Portfolio Manager of the Adviser, has acted as co-portfolio manager of the Fund since January 2021.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria World Equity Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.01%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 103	$ 322	$ 558	$ 1,236

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

what are the fund’s principal investment strategies?

Under normal market conditions, the Ave Maria World Equity Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. and non-U.S. companies. The Fund will invest at least 60% of its net assets in common stocks issued by non-U.S. companies. For purposes of this requirement, a company is deemed to be a “non-U.S. company” if the company is headquartered outside the United States or has at least 50% of its revenues or operations outside of the United States during its most recent fiscal year, at the time of purchase. The Fund will limit its investments in securities of issuers located in any one country (other than the United States) to less than 25% of the Fund’s total assets. Under normal circumstances, all of the Fund’s equity investments (which include common stocks, preferred stocks, and securities convertible into common stock) and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

The Fund invests in securities of established companies of various market capitalizations. At times, the Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The Fund’s investments in foreign securities may be made directly, or indirectly through depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

The Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies, and product offerings.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening services, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each stock held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The prices of securities held by the Fund are monitored in relation to the Adviser’s criteria for value. Generally, stocks are purchased with the intent to hold them for three years or more. When a stock appreciates substantially and is no longer undervalued according to the Adviser’s valuation criteria, it is sold. Stocks are also sold when a company fails to achieve its expected results, or economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

what are the principal risks of investing in the ave maria world equity fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style could cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style. The Fund’s emphasis on common stocks issued by non-U.S. companies may cause it to underperform relative to funds that invest primarily in domestic securities.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of December 31, 2025, the Fund had 28.1% of its net assets invested in stocks within the technology sector. The values of securities of companies in the technology sector may be adversely affected by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies, as well as the risks associated with artificial intelligence, such as high capital expenditures, rapid innovation cycles, heightened regulatory scrutiny, operational risks and vulnerabilities from reliance on complex automated systems.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria World Equity Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1-, 5- and 10-year periods ending December 31, 2025 compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Certain performance information reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 17.06% during the quarter ended June 30, 2020, and the lowest return for a quarter was -28.14% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria world equity fund	One Year	Five Years	Ten Years

Return Before Taxes	10.58%	8.14%	8.21%
Return After Taxes on Distributions	10.01%	7.76%	7.69%
Return After Taxes on Distributions and Sale of Fund Shares	6.79%	6.44%	6.63%

MSCI ACWI INDEX (reflects no deduction for fees, expenses, or taxes)	22.34%	11.19%	11.72%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Anthony W. Gennaro Jr., CFA, CPA, is the lead portfolio manager, and Sean C. Gaffney, CFA, is the co-portfolio manager of the Ave Maria World Equity Fund.

•	Anthony W. Gennaro Jr., CFA, CPA, Vice President and Portfolio Manager of the Adviser, has acted as sole or co-portfolio manager of the Fund since January 2021.
•	Sean C. Gaffney, CFA, Portfolio Manager of the Adviser, has acted as co-portfolio manager of the Fund since May 2022.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria Growth Focused Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria Growth Focused Fund is to seek long-term capital appreciation.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.07%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 109	$ 340	$ 590	$ 1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

what are the fund’s principal investment strategies?

Under normal market conditions, the Ave Maria Growth Focused Fund will invest primarily in equity securities that the Adviser believes have high earnings growth potential. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible stocks, special situation companies, and foreign stocks. Under normal circumstances, all of the Fund’s equity investments and at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) will be invested in companies believed to offer products or services or engage in practices that are not contrary to the core values and teachings of the Roman Catholic Church.

The Fund may invest in the securities of companies of any size, regardless of market capitalization. The Fund may invest in the securities of foreign issuers directly, or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries, or business sectors. The Fund is classified as non-diversified.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening services, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each stock held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The Fund may invest in special situation companies that have fallen out of favor with the market but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company’s cost structure.

In selecting investments, the Adviser uses fundamental security analyses to identify and purchase shares of companies that the Adviser believes are selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to their free cash flow and earnings, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies that are believed to redeploy excess capital at high rates of return.

Generally, stocks are purchased with the intent to hold them for an average of five years. However, when a company no longer meets the Adviser’s investment standards or a more attractive opportunity becomes available, it is sold regardless of the time it is held by the Fund. A stock may also be sold when there is an adverse change in a company’s economic outlook or competitive advantage, a fundamental change in a company’s management, the company fails to redeploy its capital at the return threshold anticipated by the Adviser, or the anticipated return threshold is no longer probable. Additionally, a stock will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

what are the principal risks of investing in the ave maria growth focused fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Non-Diversification Risks. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries, or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss in the Fund and its share price volatility. As of December 31, 2025, the Fund had 28.2% and 27.0% of its net assets invested in stocks within the financials sector and the industrials sector, respectively. The values of securities of companies in the financials sector may be adversely affected by economic conditions, regulatory and interest rate changes, and credit and liquidity exposures. The values of securities of companies in the industrials sector may be adversely affected by changes in supply and demand, labor agreements, government regulation and economic conditions.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. There is no guarantee that the securities selected by the Fund will redeploy excess capital at high rates of return or achieve the price appreciation anticipated by the Adviser. The Fund’s investments may be more volatile than other types of investments because their market prices may reflect future expectations. If the Adviser’s opinion about the value of a company is not recognized by the market, a stock might not achieve the price appreciation anticipated by the Adviser. The Fund’s style of investing may go out of favor with investors.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small, and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers. Unsponsored depositary receipts carry additional risks beyond direct foreign investments since they may provide less timely issuer information, may not pass through voting rights and may require investors to bear certain transaction fees.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objectives.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Growth Focused Fund by showing the Fund’s performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns for the 1- and 5-year periods ended December 31, 2025, and the period since its inception compare with the S&P 500® Index. The S&P 500® Index is used as a primary index in order to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The S&P MidCap 400 Growth® Index is included as an additional comparative index because it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Certain performance information reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. Updated performance information, current through the most recent month end is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 15.31% during the quarter ended June 30, 2025, and the lowest return for a quarter was -22.43% during the quarter ended June 30, 2022.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria growth focused fund	One Year	Five Years	Since Inception (May 1, 2020)

Return Before Taxes	4.71%	6.15%	9.59%
Return After Taxes on Distributions	4.71%	5.92%	9.37%
Return After Taxes on Distributions and Sale of Fund Shares	2.79%	4.80%	7.63%

S&P 500® INDEX (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	18.63%

S&P MIDCAP 400 GROWTH® INDEX (reflects no deduction for fees, expenses, or taxes)	7.46%	7.12%	13.80%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Manager

Chadd M. Garcia, CFA, Vice President and Portfolio Manager of the Adviser, is the portfolio manager of the Ave Maria Growth Focused Fund. He served as lead portfolio manager of the Fund since its inception in May 2020, and sole portfolio manager since January 2026.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria Value Focused Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria Value Focused Fund is to seek long-term capital appreciation.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.28%
Fee Reimbursement	0.08%	(1)
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.13%	(2)
(1)	Schwartz Investment Counsel, Inc. (the “Adviser”) has contractually agreed to reduce Management Fees and reimburse Other Expenses so that “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) do not exceed 1.25%. Any management fee waivers and/or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided the repayment to the Adviser does not cause “Total Annual Fund Operating Expenses” (excluding Acquired Fund Fees and Expenses, interest, taxes, brokerage costs and extraordinary expenses) of the Fund to exceed the contractual expense limitation at the time such amount was waived or repaid. This expense limitation is in effect until May 1, 2027 and may be terminated by the Fund or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the agreement without the approval of the Board of Trustees, and (ii) the agreement terminates automatically in the event of an assignment.
(2)	Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Fund’s Financial Highlights, which does not reflect “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example also takes into account the Fund’s contractual arrangement to repay the Adviser for previous management fee waivers or expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$342	$587	$1,290

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

what are the fund’s principal investment strategies?

Under normal market conditions, the Ave Maria Value Focused Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks). Under normal circumstances, all of the Fund’s equity investments and at least 80% of the Fund’s net assets will be invested in companies meeting the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church. The Fund is classified as non-diversified.

The Fund may invest in securities of companies of any size, regardless of market capitalization. The Fund may invest in equity securities of foreign issuers, either directly, or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, industries, or business sectors. The Fund’s investments will generally change over time, and a significant allocation to any particular issuer or sector does not necessarily represent a continuing investment policy or investment strategy to invest in that issuer or sector. The Fund may invest in special situation companies that have fallen out of favor with the market but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds or spin-offs) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, changes in senior management or significant changes in a company’s cost structure.

The Fund may also invest in exchange-traded funds (“ETFs”) if the Adviser believes it is advisable to expose the Fund to the broad market or to broad market sectors or to protect against market risk without purchasing a large number of individual securities. ETFs differ from traditional mutual funds because their shares are listed on a securities exchange and can be traded intraday. When the Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF. The Fund may invest in debt securities, which include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities, and debt securities rated below investment grade (high yield or junk bonds). A debt security is considered to be below investment grade if it is rated below BBB- by S&P Global Ratings (“S&P”) or Fitch Ratings, or below Baa3 by Moody’s Ratings (“Moody’s”). The Fund’s investments in debt securities are not limited to any specific duration, maturity, or geographic concentration. The Fund may also invest in cash or cash equivalents. The Fund’s cash level is a result of the Adviser’s individual security selection process, and therefore may vary, depending on the Adviser’s desired security weightings. Under normal market conditions, the Fund will limit its investment in ETFs, debt securities (including junk bonds), and cash or cash equivalents to no more than 20% of its net assets.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening services, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each security held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The Adviser uses fundamental security analyses to identify and purchase shares of companies that the Adviser believes are selling below their intrinsic (true) value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies, or product offerings. The Adviser intends to hold securities for an average of 3 to 5 years under normal market conditions. The price of the securities held by the Fund are monitored in relation to the Adviser’s criteria for value.

When a security appreciates substantially and is no longer undervalued, according to the Adviser’s valuation criteria, it is sold. Securities are also sold when a company fails to achieve its expected results, or when economic factors or competitive developments adversely impair the company’s intrinsic value. Additionally, a security will be sold in a manner that is not disruptive to the Fund if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the CAB. A security will automatically be sold, if necessary, to ensure that the Fund meets its policy of investing at least 80% of its net assets in morally responsible investments.

what are the principal risks of investing in the ave maria value focused fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General Market Risks. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to a variety of market risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, economic and political conditions, investor perceptions, interest rate changes, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Wars or conflicts, political events, or industry developments may cause periods of volatility, reduced liquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics or epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers. Unsponsored depositary receipts carry additional risks beyond direct foreign investments since they may provide less timely issuer information, may not pass through voting rights and may require investors to bear certain transaction fees.

Non-Diversification Risks. The Fund is classified as non-diversified and may therefore invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, the Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries, or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that the Fund may emphasize will vary from time to time.

Sector Risks. If the Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and volatility in the Fund. As of December 31, 2025, the Fund had 27.2% of the value of its net assets invested in stocks within the real estate sector, including companies involved in residential and commercial real estate leasing and development, and companies that operate as property leasing companies for the natural gas and crude oil industry. The price of stocks of companies that operate as property leasing companies for the gas and oil industry may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities, including changes in supply and demand, international political and economic developments, and the success of exploration projects. Real estate stocks in general could be affected by overbuilding, increases in property taxes and operating expenses, lack of available financing, shifts in supply and demand, changes in zoning laws and interest rates, casualty or condemnation losses, and property damage.

Holdings Risks. If the Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of any one security than a fund that invests in a larger number of stocks.

Security Selection and Investment Style Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful, and the Fund may underperform the stock market as a whole. If the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market, a stock may not achieve the price appreciation anticipated by the Adviser. The Fund’s value style may cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

Market Capitalization Risks. The Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.

Debt Security Risks. Any debt securities held by the Fund are subject to certain risks, such as credit risk, interest rate risk, and liquidity risk. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads, and a lack of price transparency. Credit risk is the risk that the issuer of the security cannot meet its financial obligations. Issuers of junk bonds may not be as financially strong and may have a weakened capacity to pay interest or principal, when due, especially during periods of economic downturn or uncertainty. Interest rate risk is the risk that the Fund’s share price will be affected by changes in interest rates. When interest rates rise, the value of the Fund’s debt securities and share price generally will decline. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. Potential changes in government policy affecting interest rates may cause debt securities to experience a heightened level of interest rate risk. It is difficult to accurately predict the direction of interest rates or the timing of an interest rate increase or decrease. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment, if there is a reduction in the inventories of traditional dealers, or in other circumstances. Lower rated securities may be subject to greater levels of liquidity risk.

ETF Risks. The Adviser may invest in certain types of ETFs in an effort to protect against market risk. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Special Situation Company Risks. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from the Fund’s ability to pursue its investment objective.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Value Focused Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1-, 5- and 10-year periods ended December 31, 2025 compare with those of a broad measure of market performance. The Fund’s performance results prior to April 28, 2025 were achieved without the use of the morally responsible investment process that is designed to avoid investments in companies that are contrary to the core values and teachings of the Roman Catholic Church. The Fund’s performance results during portions of 2016 were achieved using an investment strategy that differs from its current more focused strategy. The S&P 500® Index is used as a primary index in order to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The S&P Composite 1500® Index is used as a secondary index because it is representative of the securities that may be purchased by the Fund. Certain performance information reflects fee reductions and/or expense reimbursements by the Adviser; without such fee reductions and/or expense reimbursements, returns would be less than those shown. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month-end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 32.32% during the quarter ended March 31, 2021, and the lowest return for a quarter was -27.83% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria value focused fund	One Year	Five Years	Ten Years

Return Before Taxes	6.29%	18.84%	14.50%
Return After Taxes on Distributions	6.19%	17.43%	13.48%
Return After Taxes on Distributions and Sale of Fund Shares	3.80%	15.12%	11.97%

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%

S&P Composite 1500® Index (reflects no deduction for fees, expenses, or taxes)	17.02%	13.96%	14.46%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Timothy S. Schwartz, CFA, is the lead portfolio manager and George P. Schwartz, CFA, is co-portfolio manager of the Ave Maria Value Focused Fund.

•	Timothy S. Schwartz, CFA, President and Chief Executive Officer of the Adviser, has been a co-portfolio manager since March 2008 and the lead portfolio manager since January 2016.
•	George P. Schwartz, CFA, Executive Chairman of the Adviser, has been a portfolio manager since the Fund’s inception in July 1993 and a co-portfolio manager since January 2016.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 67 of this Prospectus.

Ave Maria Bond Fund

what is the fund’s investment objective?

The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income.

what are the fund’s fees and expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and fees to intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses	0.14%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.40%	(1)
(1)	Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which do not reflect “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 41	$ 128	$ 224	$ 505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

what are the fund’s principal investment strategies?

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities, and money market instruments. The Fund may invest up to 20% of its net assets in equity securities (which includes, but is not limited to, preferred stocks, common stocks paying dividends, and securities convertible into common stock) of domestic or foreign issuers of any market capitalization. Under normal circumstances, all of the Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria. This process is designed to avoid investments in companies believed to offer products or services or engage in practices that are contrary to the core values and teachings of the Roman Catholic Church.

The Fund seeks to invest in securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued. Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the Adviser believes they offer higher return potential than nonconvertible securities. Convertible securities generally are debt obligations that pay income but may convert into common or preferred stock under certain circumstances. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund’s fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The Catholic Advisory Board (the “Catholic Advisory Board” or the “CAB”) sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services; (iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Fund is not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Fund’s moral screening criteria using information from commercially available third-party screening services, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each security held in the Fund to determine if the issuer remains in compliance with the Fund’s moral screening criteria.

The Fund will invest at least 80% of its net assets in “investment-grade” debt securities and securities issued by the U.S. government, its agencies, or instrumentalities. Investment-grade debt securities are corporate bonds, debentures, notes, or money market instruments rated in the top four categories at the time of purchase by a nationally recognized rating agency, or unrated securities the Adviser considers to be of comparable quality. Securities issued by the U.S. government, its agencies or its instrumentalities include direct obligations of the U.S. Treasury (including Treasury Inflation-Protected Securities (“TIPS”)) and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. government.

The Fund may invest in debt securities of any maturity, duration, or geographic concentration. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration is a measure of a debt security’s price sensitivity to interest rate changes. Effective duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities.

The Adviser may sell a security when it no longer meets its criteria for investment or when there are more attractive investment opportunities available. A security will automatically be sold, if necessary, to ensure that the Fund’s investments are in accordance with its morally responsible investment policy.

what are the principal risks of investing in the ave maria bond fund?

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Security Risks. Debt securities held by the Fund may be subject to certain risks, such as interest rate risks, credit risks, and liquidity risks. Periods of supply and demand imbalances in the markets could result in greater price volatility, less liquidity, wider trading spreads, and a lack of price transparency. Changes in monetary policy by central banks or governments will affect the level of interest rates. The ultimate effects of these and other efforts that may be taken may not be known for some time. Convertible securities may be subject to both debt and equity security risks described herein.

Interest Rate Risks. The value of the Fund’s debt securities is affected by changes in interest rates. When interest rates rise, the value of the Fund’s debt securities and its share price will decline. A change in interest rates will also change the amount of income the Fund generates. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. It is difficult to accurately predict the direction of interest rates or the timing of interest rate changes.

Credit Risks. The value of the Fund’s debt securities is affected by the issuers’ continued ability to make interest and principal payments, when due. The Fund could lose money if an issuer cannot meet its financial obligations or if its credit rating is downgraded. Securities rated in the lowest of the investment-grade categories (BBB or an equivalent rating) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong and they may have a weakened capacity to pay interest or principal, especially during periods of economic downturn or uncertainty.

An investment grade determination is made at the time of purchase and the Fund is not required to liquidate a security whose rating is reduced below investment grade. When a security’s rating is reduced below investment grade, it may be more difficult for the Fund to receive income and achieve capital appreciation from its investment.

Government securities held by the Fund may or may not be backed by the “full faith and credit” of the U.S. government. Securities backed by the full faith and credit of the U.S. government include Treasury securities and Overseas Private Investment Corporation securities. Securities that are not backed by the “full faith and credit” of the U.S. government include securities issued by various other government agencies.

A rating by a nationally recognized statistical rating organization represents the organization’s opinion on the credit quality of a security but is not an absolute standard of quality or guarantee of the creditworthiness of an issuer. Ratings of nationally recognized statistical rating organizations present an inherent conflict of interest because these organizations are paid by the entities whose securities they rate. The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movements in the overall financial markets or changes in the level of interest rates). In addition, ratings may not be revised promptly to reflect developments in the issuer’s financial condition.

Liquidity Risks. Debt securities may also be subject to liquidity risk, which is the risk that a security cannot be sold at an advantageous time or price. If a debt security is downgraded or drops in price, the market demand may be limited, making that security difficult to sell. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions from fixed income mutual funds may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the growth of the fixed income market, causing dealer inventories to be at or near historical lows relative to market size. Lower rated securities may be subject to greater levels of liquidity risk.

Monetary Policy Risks. Monetary policy actions by the U.S. Federal Reserve and foreign central banks continue to influence market liquidity, interest rates, and overall economic conditions. While prior periods of extraordinary monetary accommodation—such as during the 2008 global financial crisis and the COVID-19 pandemic—supported financial markets, subsequent tightening cycles, including the rapid rate increases initiated in 2022, contributed to heightened volatility. Central banks remain prepared to adjust policy in response to evolving economic risks, including inflation, employment conditions, and financial system stress. Future shifts in monetary policy—whether tightening or easing—may result in market volatility, reduced liquidity, and fluctuations in the value of debt securities. These risks may be elevated during periods of uncertainty in the interest-rate outlook.

Equity Market Risks. The Fund is subject to the risk that the securities markets may decrease in value due to factors such as economic decline, interest rate changes, and political events. Stock prices tend to move in cycles, which may cause the Fund’s share price to decline in tandem with a drop in the overall markets. Any equity securities held by the Fund may be subject to rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, investor perceptions, wars or conflicts, natural or environmental disasters (including earthquakes, fires, floods, hurricanes and tsunamis), widespread disease (pandemics or epidemics), and other factors beyond the control of the Adviser. Investments in micro-, small- and mid-sized companies often have higher risks since they may lack the management experience, financial resources, product diversification, and competitive strengths usually present with larger companies. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers. Unsponsored depositary receipts carry additional risks beyond direct foreign investments since they may provide less timely issuer information, may not pass through voting rights and may require investors to bear certain transaction fees.

Security Selection Risks. Like any mutual fund, the Adviser’s method of security selection may not be successful and the Fund might underperform the markets as a whole. The Adviser’s opinion about the creditworthiness of a company, the intrinsic value of a security or the direction of interest rates may be incorrect, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies. Changes in the dividend policies or capital resources of companies may affect a stock’s ability to produce income, which may cause the Fund’s equity securities to decline in value.

Moral Investing Risks. The Adviser invests in corporate debt and equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the Fund’s return may be lower than it would if the Adviser made decisions based solely on investment considerations. If the Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its religious criteria.

what has been the fund’s performance history?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Ave Maria Bond Fund by showing the Fund’s performance from year to year for each of the last ten calendar years, and by showing how the Fund’s average annual total returns for the 1, 5- and 10-year periods ended December 31, 2025 compare with those of the Bloomberg U.S. Aggregate Bond Index and the Bloomberg Intermediate U.S. Government/Credit Bond Index. The Bloomberg U.S. Aggregate Bond Index is used as a primary index in order to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The Bloomberg Intermediate U.S. Government/Credit Bond Index is included as an additional comparative index because it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available on the Fund’s website (www.avemariafunds.com) or by calling 1-888-726-9331.

During the periods shown in the bar chart, the highest return for a quarter was 6.35% during the quarter ended June 30, 2020, and the lowest return for a quarter was -5.70% during the quarter ended March 31, 2020.

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ave maria bond fund	One Year	Five Years	Ten Years

Return Before Taxes	5.55%	3.54%	4.05%
Return After Taxes on Distributions	4.19%	2.46%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	2.33%	2.82%

BLOOMBERG U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%

BLOOMBERG INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX (reflects no deduction for fees, expenses, or taxes)	6.97%	0.96%	2.29%

management of the fund

Investment Adviser

Schwartz Investment Counsel, Inc.

Portfolio Managers

Brandon S. Scheitler is the lead portfolio manager, and James T. Peregoy, CFA, is the co-portfolio manager of the Ave Maria Bond Fund.

•	Brandon S. Scheitler, Senior Vice President and Chief Investment Officer of the Adviser, has acted as co-portfolio manager of the Fund since September 2013 and lead portfolio manager since January 2016.
•	James T. Peregoy, CFA, Portfolio Manager and Head Trader of the Adviser, has acted as co-portfolio manager of the Fund since January 2025.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Information Relevant to All Funds” below.

Information Relevant to All Funds

purchase and sale of fund shares

Minimum Initial Investment - $2,500

Minimum Additional Investment - None

General Information. You may purchase or redeem (sell) shares of each Fund on each day that the Funds are open for business. Transactions may be initiated by written request, by ACH or wire transfer, through our website (www.avemariafunds.com), or through your financial institution.

tax information

Each Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor.

payments to broker-dealers and other financial intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Investment Information

INVESTMENT OBJECTIVES

Ave Maria Growth Fund Ave Maria Undiscovered Fund Ave Maria Value Fund Ave Maria World Equity Fund Ave Maria Growth Focused Fund Ave Maria Value Focused Fund Long-term capital appreciation

Ave Maria Rising Dividend Fund

Increasing dividend income over time, long-term growth of capital, and a reasonable level of current income

Ave Maria Bond Fund

Preservation of principal with a reasonable level of current income

Each Fund’s investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of a Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, all of the equity investments held by the Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Undiscovered Fund, Ave Maria Value Fund, Ave Maria World Equity Fund, Ave Maria Growth Focused Fund, and the Ave Maria Value Focused Fund, and at least 80% of each Fund’s net assets, including the amount of any borrowings for investment purposes, will be invested in companies meeting the Fund’s religious criteria. Under normal circumstances, all of the Ave Maria Bond Fund’s investments in corporate debt and equity securities will satisfy the Fund’s religious criteria. These policies are fundamental and as such may not be changed without the affirmative vote of the holders of a majority (as defined under the Investment Company Act of 1940) of a Fund’s outstanding shares.

The Catholic Advisory Board sets the criteria for screening out companies based on religious principles. In making this determination, the CAB members are guided by the magisterium of the Roman Catholic Church. The magisterium of the Roman Catholic Church is the authority or office of the Roman Catholic Church to teach the authentic interpretation of the Word of God, whether in its written form or in universal faith and moral practices. This process will, in general, avoid three major categories of companies: (i) those involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood; (ii) those whose policies are judged to be antifamily, such as companies that distribute pornographic material; and (iii) those that support embryonic stem cell research. A company is deemed to be involved in the practice of abortion if it (i) conducts abortions or provides abortion-related products or services; or (ii) supports or contributes corporate funds to companies that engage in abortion, such as Planned Parenthood. A company is deemed to support embryonic stem cell research if it (i) conducts research on embryonic stem cells; (ii) provides embryonic stem cell research services;

(iii) provides embryonic stem cell therapies for various diseases; or (iv) develops products to improve embryonic stem cell therapeutic potential or regenerative treatments. The Funds are not authorized or sponsored by the Roman Catholic Church and the CAB is not affiliated with the Roman Catholic Church. For more information about the CAB, please turn to the “Catholic Advisory Board” section of this Prospectus.

The Adviser applies a proprietary screening process to monitor adherence with the Funds’ moral screening criteria using information from commercially available third-party screening services, shareholders, and other sources. The Adviser also conducts internal research using databases that enable it to monitor all publicly available company information. On an ongoing basis, the Adviser monitors each security held in the Funds to determine if the issuer remains in compliance with the Funds’ moral screening criteria.

Each Fund may invest in the securities of foreign issuers directly, or indirectly in the form of American Depositary Receipts. Each Fund may invest in companies of various market capitalizations.

The portion of a Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular sector is affected by valuation considerations and other investment characteristics of that sector. As a result, a Fund’s investment in various sectors generally will change over time, and a significant allocation to any particular sector does not necessarily represent a continuing investment policy or investment strategy to invest in that sector. At times, the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, and the Ave Maria World Equity Fund may emphasize investments in a particular issuer or issuers or hold a smaller number of portfolio securities than other diversified mutual funds. The Ave Maria Value Focused Fund and the Ave Maria Growth Focused Fund are classified as non-diversified and may invest a substantial portion of their respective assets in a small number of issuers, industries, or business sectors.

Ave Maria Growth Fund

The Ave Maria Growth Fund invests primarily in common stocks of companies believed by the Adviser to offer above-average potential for growth in revenues, profits, or cash flow. Dividend and interest income are secondary considerations in investment selection. In selecting investments, the Adviser relies primarily on fundamental analysis by reviewing the issuing company’s financial statements, the fundamentals of other companies in the same industry, market trends, and economic conditions. The Adviser evaluates a company’s earnings growth and prospects, price to cash flow and other variables to determine whether the company meets its growth criteria.

Ave Maria Rising Dividend Fund

Under normal circumstances, the Ave Maria Rising Dividend Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in the common stocks of dividend-paying companies that are expected to increase their dividends over time and to provide long-term growth of capital. The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long term, income can contribute significantly to total return. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Adviser looks for stocks with sustainable, above-average growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market.

In pursuing the Fund’s investment objective, the Adviser has the discretion to purchase securities in special situations when it perceives an unusual opportunity for gain. These special situations might arise when the Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Ave Maria Undiscovered Value Fund

Under normal market conditions, the Ave Maria Undiscovered Fund invests primarily in equity securities that are believed to be selling below their intrinsic (true) value and stocks of companies that (i) are temporarily out of favor with the markets but remain fundamentally sound; (ii) are misunderstood by investors; (iii) have a durable competitive advantage; or (iv) are undergoing a positive transformation. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies or product offerings.

Ave Maria Value Fund

Under normal market conditions, the Ave Maria Value Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The Adviser utilizes a comprehensive financial database and other sources with a universe of over 10,000 primarily domestic corporations to identify companies as candidates for the Fund. Using fundamental security analysis, the Adviser extensively analyzes stocks to identify those that meet the Fund’s investment objective and standards. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies, and product offerings.

Ave Maria World Equity Fund

Under normal market conditions, the Ave Maria World Equity Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. and non-U.S. companies. The Fund will invest at least 60% of its net assets in common stocks issued by non-U.S. companies. For purposes of this requirement, a company is deemed to be a “non-U.S. company” if the company is headquartered outside the United States or has at least 50% of its revenues or operations outside of the United States during its most recent fiscal year, at the time of purchase. The Fund will limit its investments in securities of issuers located in any one country (other than the United States) to less than 25% of the Fund’s total assets.

The Fund invests primarily in common stocks believed to be priced at a discount to their true value according to the Adviser’s criteria for value. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that the Adviser believes will significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies, and product offerings.

Ave Maria Growth Focused Fund

Under normal market conditions, the Ave Maria Growth Focused Fund will invest primarily in equity securities that the Adviser believes have high earnings growth potential. The Fund may invest in special situation companies that have fallen out of favor with the market but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole.

In selecting investments, the Adviser uses fundamental security analyses to identify and purchase shares of companies that the Adviser believes are selling below their intrinsic value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to their free cash flow and earnings, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies that are believed to redeploy excess capital at high rates of return.

Ave Maria Value Focused Fund

Under normal market conditions, the Ave Maria Value Focused Fund invests at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (which include common stocks, preferred stocks and securities convertible into common stocks). The Adviser uses fundamental security analyses to identify and purchase shares of companies that it believes are selling below their intrinsic (true) value. The Adviser looks for companies whose market prices are below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. The price of stocks in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on identifying companies undergoing changes that may significantly enhance shareholder value in the future, including changes in operations, management, capital allocation, strategies, or product offerings.

Ave Maria Bond Fund

The Ave Maria Bond Fund invests primarily (80% or more of its net assets, including the amount of any borrowings for investment purposes) in investment-grade debt securities of domestic issuers, including the U.S. government and its agencies and instrumentalities, corporations and municipalities and money market instruments. The Fund may invest up to 20% of its net assets in equity securities (which include preferred stocks, common stocks paying dividends and securities convertible into common stock) of domestic or foreign issuers of any market capitalization.

The Fund seeks to invest in securities that appear comparatively undervalued. Unlike funds investing solely for income, the Fund also seeks modest capital appreciation and growth of investment income. The Fund may also seek capital appreciation by investing in fixed income securities when the Adviser believes interest rates on such investments may decline, thereby increasing the market value of the Fund’s fixed income securities. The Adviser may also purchase securities it believes have a high potential for credit upgrade.

The Fund will invest at least 80% of its net assets in “investment-grade” debt securities and securities issued by the U.S. government, its agencies, or instrumentalities. The Fund will invest no more than 20% of its net assets in debt securities whose highest rating, at the time of purchase, is BBB or lower by S&P (or an equivalent rating). The Fund may invest up to 5% of its net assets in so-called “junk” securities whose ratings are below investment-grade.

The Fund may invest in debt securities of any maturity. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. When the Adviser expects interest rates to rise, it may purchase debt securities with shorter maturities or invest in money market instruments. When the Adviser expects interest rates to fall, it may invest in longer-term debt securities.

NON-PRINCIPAL STRATEGIES

Temporary Defensive Strategies/Cash or Cash Equivalents (All Funds). For temporary defensive purposes, each Fund may from time to time invest a significant portion, and possibly all, of its assets in U.S. government obligations or money market instruments. A Fund may also hold U.S. government obligations or money market instruments for liquidity purposes, as funds awaiting investment, to accumulate cash for anticipated purchases and to provide for shareholder redemptions or operational expenses. “U.S. government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The money market instruments that a Fund may own include U.S. government obligations having a maturity of less than one year, shares of money market mutual funds, commercial paper rated A-1 by S&P or Fitch Ratings, or Prime-1 by Moody’s, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. To the extent a Fund invests in money market mutual funds, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory and operational fees. A Fund’s cash level may also be a result of the Adviser’s individual security selection process, and therefore may vary, depending on the Adviser’s desired security weightings. An investment for temporary defensive purposes may be inconsistent with the core values and teachings of the Roman Catholic Church and may conflict with or impair a Fund’s ability to achieve its investment objective.

Exchange-Traded Funds (All Funds). Each Fund may also invest in exchange-traded funds (“ETFs”) if the Adviser believes it is advisable to expose the Fund to the broad market or to broad market sectors or to protect against market risk without purchasing a large number of individual securities. Such ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or sector. ETFs differ from traditional mutual funds in that their shares are listed on a securities exchange and can be traded intraday. When a Fund invests in an ETF, the Fund’s shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the ETF.

Illiquid Securities (All Funds). Each Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed of within seven calendar days in current market conditions, without significantly impacting the market value of the investment.

REITS (All Funds). REITS are publicly traded corporations or trusts that invest in residential or commercial real estate or in real estate mortgage loans. The value of a REIT is tied closely to the real estate industry. A REIT may also operate as a property leasing company for a particular industry (such as the wireless network industry) and may be more dependent on the strength of the underlying industry than the strength of the real estate market.

Debt Securities (Ave Maria Undiscovered Fund, Ave Maria Growth Focused Fund and Ave Maria Value Focused Fund). Each Fund may invest in debt securities of domestic and foreign issuers. These may include, but are not limited to, U.S. government obligations, investment grade corporate debt securities, and convertible debt securities. U.S. government obligations include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. Each Fund may also invest in debt securities rated below investment grade (high yield or junk bonds). Investments in junk bonds are limited to no more than 5% of net assets for each of the Ave Maria Undiscovered Fund and the Ave Maria Value Focused Fund and no more than 15% of net assets for the Ave Maria Growth Focused Fund. A debt security is considered to be below investment grade if it is rated below BBB- by S&P or Fitch Ratings or below Baa3 by Moody’s. The Funds’ investments in debt securities are not limited to any specific duration, maturity, or geographic concentration. In selecting debt securities, the Adviser will focus on the issuer’s credit strength as well as the security’s effective duration and yield. Effective duration takes into account a debt security’s cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until the final payment is due.

Under normal market conditions, the Ave Maria Value Focused Fund and Ave Maria Growth Focused Fund will limit its investment in ETFs, debt securities (including junk bonds), and cash or cash equivalents to no more than 20% and 30% of its respective net assets.

Emerging Market Securities (Ave Maria Undiscovered Fund, Ave Maria World Equity Fund and Ave Maria Growth Focused Fund). Each Fund may invest in equity securities of issuers located in emerging markets. Emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Special Situation Companies (Ave Maria Undiscovered Fund). The Ave Maria Undiscovered Fund may invest in special situation companies that have fallen out of favor with the market, but are expected to appreciate over time due to company-specific developments, rather than general business conditions or movements in the markets as a whole. These special situations may include a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new product introductions, or significant changes in a company’s cost structure.

Foreign Securities (Ave Maria Undiscovered Fund). The Fund may invest in equity securities of foreign issuers. The Fund will invest in foreign issuers directly, or indirectly in the form of depositary receipts. Depositary receipts are stocks issued by a U.S. bank or broker that trade in the U.S. but represent ownership of securities issued by foreign companies.

RISKS OF INVESTING IN THE FUNDS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Funds. The Funds are not intended to be a complete investment program and there is no assurance that a Fund will achieve its investment objective. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

risks applicable to all funds

General Market Risks. The Funds are subject to the risk that the securities markets may decrease in value. Factors affecting the securities markets include economic decline, interest rate levels, and political events. Because the impact of these and other factors are inherently unpredictable, the securities owned by a Fund might decline in value. Any debt securities held by a Fund may be subject to certain risks, such as credit risks, interest rate risks, and liquidity risks. Potential changes in government policy affecting interest rates may result in periods of volatility and increased redemptions for debt securities. Any equity securities held by a Fund may be subject to a variety of risks, including rapid fluctuations in price or liquidity driven by company or industry-specific developments, broad market trends, investor perceptions, and other factors beyond the control of the Adviser. Stocks tend to move in cycles which may cause a Fund’s share price to decline in tandem with a drop in the overall value of the markets. Wars or conflicts, political events, or industry trends and developments may cause periods of volatility, reduced illiquidity, or other adverse effects in the financial markets. Natural or environmental disasters, including earthquakes, fires, floods, hurricanes and tsunamis, and widespread disease, such as pandemics and epidemics, can be highly disruptive to economies and the markets. Global economies and financial markets have become interconnected, which increases the risk that economic, financial, or political events in one country may have a profound and unexpected impact on other economies or markets, including the U.S. financial markets.

Recent Market Events. The financial markets continue to experience periods of volatility driven by evolving economic conditions, shifting monetary and fiscal policies, and ongoing geopolitical tensions. The continued effects of high inflation have resulted in lower purchasing power and slower global growth, contributing to uncertainty about the pace and timing of the Federal Reserve’s monetary actions. The U.S. government’s newly implemented and expanded tariff regimes have contributed to higher input costs, supply chain disruptions, and pressure for companies that are in export-driven industries or dependent on cross border inputs. The strategic competitive relationship between the U.S. and China continues to influence global trade policy and investor sentiment, while broader geopolitical developments, including military conflicts, political instability in key economies, and renewed concerns about government funding standoffs, present ongoing risks to economic stability. In addition, evolving technological and structural changes, including rapid investments in artificial intelligence and automation, have contributed to short-term market swings and increased uncertainty about corporate earnings, labor market trends, and sector-specific performance. These and other events that may arise in the future could exacerbate pre-existing political, social, and economic risks in ways that cannot be predicted.

Moral Investing Risks. The Adviser invests in corporate debt and equity securities only if they meet both the Fund’s investment and religious criteria; therefore, the return may be lower than it would if the Adviser made decisions based solely on investment considerations. If a Fund holds a security of a company that has violated the teachings and core values of the Roman Catholic Church, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on religious principles relies in part upon information or data from third parties that may be inaccurate or unavailable, which could cause a Fund to inadvertently hold securities that do not meet its religious criteria.

Market Capitalization Risks. A Fund may emphasize investment in a particular market capitalization, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers within that market capitalization. Larger capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, have fewer opportunities to expand the market for their products or services, and may not be able to attain the high growth rate of successful smaller companies. Small and mid-capitalization companies may lack the management experience, financial resources, product diversification, and other competitive strengths usually present in larger companies. Micro-cap companies may have limited product lines, markets, and access to financing, and may lack the management depth of larger companies. In many instances, the securities of micro, small and mid-capitalization companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies, making them subject to greater price fluctuations than the stocks of larger cap companies.

Foreign Exposure Risks. Investments in foreign securities involve risks that may differ from those associated with U.S. securities, including the risk that foreign economies may be less stable or more susceptible to adverse conditions than the U.S. economy. Foreign securities may not be subject to the same audit, financial reporting, or disclosure standards and practices that apply in the U.S., which can limit the availability or reliability of information used to evaluate these investments. Foreign securities may also be adversely affected by unfavorable changes in investment or exchange control regulations, tariffs, expropriation or confiscatory taxation, delays in settlement transactions, limitations on the removal of money or other assets, political or social instability, war or armed conflicts, and the nationalization of companies or industries. Additional risks may arise from the imposition of capital or currency controls, changes to international trade agreements, or political or economic dysfunction within some nations that are global economic powers or major energy producers.

Depositary receipts are subject to some of the same risks as direct investment in foreign companies and certain additional risks. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored depositary arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid directly by the depositary holders. Because unsponsored depositary arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositaries and voting rights for the deposited securities are not passed through to the holders.

Preferred Stock Risks. Preferred stock is subject to the risks of equity securities as well as risks associated with fixed income securities, such as interest rate risk. Because a company will generally pay dividends on preferred stock only after it has made its required payments to creditors, the value of a company’s preferred stock may react strongly to actual or perceived changes in the company’s financial condition or outlook. Preferred stock may be less liquid than common stock and generally has limited or no voting rights. In addition, preferred stock is subject to the risk that a company may defer or not pay dividends, may call or redeem its preferred stock, or convert it to common stock.

Convertible Security Risks. A convertible security is a bond or preferred stock that can be exchanged or converted into a specific number of shares of the issuer’s common stock. When the price of the underlying stock falls, the price of a convertible security tends to decline. Because a company must generally pay interest on its nonconvertible secured debt before it can pay interest on its convertible securities, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. A convertible security may be “callable,” which means the issuer can redeem the security prior to its maturity.

Sector Risks. If a Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and share price volatility in a Fund.

Technology Sector. As of December 31, 2025, 54.6%, 25.9% and 28.1% of the value of the Ave Maria Growth Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund’s respective net assets were invested in stocks within the technology sector. The values of securities of companies in the technology sector may be adversely affected by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing products and technologies, as well as the risks associated with artificial intelligence, such as high capital expenditures, rapid innovation cycles, heightened regulatory scrutiny, operational risks and vulnerabilities from reliance on complex automated systems.

Financials Sector. As of December 31, 2025, 28.2% of the value of the Ave Maria Growth Focused Fund’s net assets were invested in stocks within the financials sector. The values of securities of companies in the financials sector may be adversely affected by economic conditions, regulatory and interest rate changes, and credit and liquidity exposures.

Industrials Sector. As of December 31, 2025, 27.0% of the value of the Ave Maria Growth Focused Fund’s net assets were invested in stocks within the industrials sector. The values of securities of companies in the industrials sector may be adversely affected by changes in supply and demand, labor agreements, government regulation and economic conditions.

Real Estate Sector. As of December 31, 2025, 27.2% of the value of the Ave Maria Value Focused Fund’s net assets were invested in stocks within the real estate sector, including companies involved in residential and commercial real estate leasing and development, and companies that operate as property leasing companies for the natural gas and crude oil industry. The price of stocks of companies that operate as property leasing companies for the gas and oil industry may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors that may be out of the control of the issuers of such securities, including changes in supply and demand, international political and economic developments, and the success of exploration projects. Real estate stocks in general could be affected by overbuilding, increases in property taxes and operating expenses, lack of available financing, shifts in supply and demand, changes in zoning laws and interest rates, casualty or condemnation losses, and property damage.

Security Selection and Investment Style Risks. Like any mutual fund, a Fund’s method of security selection may not be successful and the Fund might underperform the markets as a whole. A Fund’s style of investing may go out of favor with investors, which may cause the Fund to underperform relative to other mutual funds that employ a different style of investing.

With respect to Ave Maria Growth Fund, growth securities may be more sensitive to changes in current or expected earnings than other securities and may be more volatile. A company may never achieve the earnings growth the Adviser anticipates.

With respect to Ave Maria Rising Dividend Fund, there is no guarantee that the securities selected by the Fund will provide increasing dividend income or earnings growth. Changes in the dividend policies or capital resources of companies in which the Fund invests may affect the Fund’s ability to generate income.

With respect to Ave Maria Undiscovered Fund, Ave Maria Value Fund, Ave Maria World Equity Fund and Ave Maria Value Focused Fund, a stock may never achieve the price appreciation the Adviser anticipates if the Adviser’s opinion about the intrinsic value of a company is incorrect or if the intrinsic value of a company is not recognized by the market. A Fund’s value style may cause it to underperform relative to funds that use a growth or non-value approach to investing or funds that have a broader investment style.

With respect to Ave Maria Growth Focused Fund, there is no guarantee that the securities selected by the Fund will redeploy excess capital at high rates of return or achieve the price appreciation anticipated by the Adviser. The Fund’s investments may be more volatile than other types of investments because their market prices may reflect future expectations. If the Adviser’s opinion about the value of a company is not recognized by the market, a stock might not achieve the price appreciation anticipated by the Adviser.

With respect to Ave Maria Bond Fund, the Adviser’s opinion about the creditworthiness of a company, the intrinsic value of a security or the direction of interest rates may be incorrect, which may cause the Fund to underperform relative to other mutual funds that have similar investment strategies.

Monetary Policy Risks. Monetary policy actions by the U.S. Federal Reserve and foreign central banks continue to influence market liquidity, interest rates, and overall economic conditions. While prior periods of extraordinary monetary accommodation—such as during the 2008 global financial crisis and the COVID-19 pandemic—supported financial markets, subsequent tightening cycles, including the rapid rate increases initiated in 2022, contributed to heightened volatility. Central banks remain prepared to adjust policy in response to evolving economic risks, including inflation, employment conditions, and financial system stress. Future shifts in monetary policy—whether tightening or easing—may result in market volatility, reduced liquidity, and fluctuations in the value of debt securities. These risks may be elevated during periods of uncertainty in the interest-rate outlook.

Inflation Risks. The Funds are subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation reduces the purchasing power of money. The inflation rate in many countries has increased in recent years, due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation, and wars or conflicts, among other factors. Unanticipated or persistent inflation may have a material adverse impact on the financial condition or operational results of a company, which may cause the value of a Fund’s holdings in the company to decline.

Liquidity Risks. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent a Fund from selling an investment at the approximate price that it is valued or the time it desires to sell.

risks applicable to specific funds

Holdings Risks (Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Growth Focused Fund, Ave Maria Value Fund, Ave Maria World Equity Fund and Ave Maria Value Focused Fund). If a Fund emphasizes investments in a particular issuer or issuers or holds a smaller number of portfolio securities than other diversified mutual funds, the Fund’s portfolio will be more susceptible to the depreciation of a holding than a fund that invests in a larger number of stocks.

Non-Diversification Risks (Ave Maria Growth Focused Fund and Ave Maria Value Focused Fund). A Fund that is classified as non-diversified may invest a greater percentage of its assets in the securities of a limited number of issuers than a fund that is diversified. At times, a Fund may overweight a position in a particular issuer or emphasize investment in a limited number of issuers, industries, or sectors, which may cause its share price to be more susceptible to any economic, business, political or regulatory occurrence affecting an issuer than a fund that is more widely diversified. The issuers that a Fund may emphasize will vary from time to time. If a Fund holds significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the Fund’s net assets than would be the case if the Fund did not have significant investments in that sector. For instance, economic or market factors, regulation or deregulation, or technological or other developments may negatively impact all companies in a particular sector. This may increase the risk of loss and share price volatility in the Fund.

Special Situation Company Risks (Ave Maria Rising Dividend Fund, Ave Maria Undiscovered Fund, Ave Maria Growth Focused Fund and Ave Maria Value Focused Fund). Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results. The availability of special situation companies that present attractive investment opportunities may be sporadic, or rare in certain instances, which may detract from a Fund’s ability to pursue its investment objectives.

Emerging Market Securities Risks (Ave Maria Undiscovered Fund, Ave Maria World Equity Fund and Ave Maria Growth Focused Fund). The risks of foreign securities are more pronounced for investments in securities of issuers that are located in or have substantial operations in emerging market countries. Emerging market countries may have less diverse and less mature economies, limited access to capital, and political systems that may be less stable than those of developed countries. Emerging market countries may also have different regulatory, accounting, and financial reporting standards that could impede the Adviser’s ability to evaluate local companies and limit the remedies available to shareholders. Emerging market securities may present issuer, market manipulation, currency, liquidity, volatility, valuation, legal, political, and other risks different from, and potentially greater than, the risk of investing in securities of issuers in more developed markets.

Debt Security Risks (Ave Maria Undiscovered Fund, Ave Maria Bond Fund, Ave Maria Value Focused Fund and Ave Maria Growth Focused Fund). Any debt securities held by a Fund may be subject to certain risks, such as interest rate risks, credit risks, and liquidity risks. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads, and a lack of price transparency. Credit risk is the risk that the issuer of the security cannot meet its financial obligations. Issuers of junk bonds may not be as financially strong and may have a weakened capacity to pay interest or principal, especially during periods of economic downturn or uncertainty. Interest rate risk is the risk that a Fund’s share price will be affected by changes in interest rates. When interest rates rise, the value of a Fund’s debt securities and share price generally will decline. Securities with longer maturities generally are more sensitive to interest rate changes than securities with shorter maturities. Potential changes in government policy affecting interest rates may cause debt securities to experience a heightened level of interest rate risk. It is difficult to accurately predict the direction of interest rates or the timing of interest rate changes. Liquidity risk is the risk that a security cannot be sold at an advantageous time or price. Liquidity risk may be magnified in a rising interest rate environment, if there is a reduction in the inventories of traditional dealers, or in other circumstances. Lower rated securities may be subject to greater levels of liquidity risk.

non-principal risks (all funds)

ETF Risks. Investments in ETFs generally present the same primary risks as investments in conventional investment companies, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its NAV, or that an active trading market for an ETF’s shares may not be developed or maintained. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Cash or Cash Equivalents. U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities that are not backed by the “full faith and credit” of the U.S. government if it is not obligated to do so by law.

How to Purchase Shares

Your initial investment in a Fund ordinarily must be at least $2,500. The Funds may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The minimum investment requirement may also be waived for certain financial intermediaries and organizations (including omnibus accounts) that have lower minimum investment amounts. Shares of each Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order in good order by the Funds. Purchase orders received by the Funds’ transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) by 4:00 p.m., Eastern time, are priced at that day’s NAV. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are priced at the NAV next determined on the following business day. An order is considered to be in “good order” if it is complete, paid in U.S. dollars and drawn on a U.S. bank, contains all necessary information to process the order, and is delivered in a manner set forth in this prospectus. The Transfer Agent will not be responsible for any delays if an order is not in good order.

opening a new account

You may open an account and make an initial investment in the Funds by sending a check, wire transfer or ACH transaction, and a completed account application to the address below. Checks should be made payable to the applicable Fund. The Funds may alter, modify, or terminate this purchase option at any time.

Regular Mail	Overnight Mail
(Name of Fund)	(Name of Fund)
Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

Unacceptable Forms of Payment. The Funds generally do not accept cash equivalents for the purchase of shares, including, but not limited to, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, and payments drawn on non-U.S. financial institutions.

Automated Clearing House (ACH) Purchases. Shareholders may purchase shares of the Funds through the Automated Clearing House (“ACH”) network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Funds or the Transfer Agent). The Transfer Agent reserves the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received and are acceptable to the Transfer Agent.

Online Services and Electronic Transactions. You automatically have the ability to establish internet transaction privileges through the online account system unless you decline on your Account Application. You must enter into a user’s agreement through the www.avemariafunds.com website in order to establish these privileges, and your account must have ACH instructions from a domestic ACH member. All ACH online purchases are subject to the same minimum investment requirements as other purchases and will be processed at the Fund’s NAV on the business day after the order is placed. Please call the Transfer Agent at 1-888-726-9331 for assistance in establishing online access. The Funds and their service providers cannot assure that access to the website will not be interrupted or that trading information will be completely secure. (See “Online Transaction Disclaimer” in this Prospectus for more information). Certain account types, including, but not limited to, trusts, corporate accounts, and other entity accounts, are not eligible for online opening and must be established by submitting a completed application by mail.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through brokerage firms, financial institutions, or sub-agents of such brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Funds. Your order will be considered to have been received by the Funds when the authorized brokerage firm, financial institution, or its authorized designee, accepts the purchase order. Your purchase will be made at the NAV next determined after your order is received by such organization in the manner set forth below before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser (from its own revenues) may pay such organizations for administrative, shareholder subaccounting, and other services, including sales-related services, based on the number of accounts and/or the amount of customer assets maintained by such organizations in any Fund. The payment of such compensation by the Adviser will not affect the expense ratio of any Fund. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds.

By Wire. If the Transfer Agent has received a completed account application, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent at 888-726-9331 for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, the name of the Fund(s) in which you are investing, and the name of the bank that will wire the money. Your investment will be made at the next determined NAV after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax (877-513-0756) a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire.

adding to your account

You may purchase and add shares to your account by mail, bank wire, ACH, through the Online Account System, or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 (for regular mail) or Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (for overnight mail). Checks should be made payable to the applicable Fund. In order to purchase additional shares of the Funds by bank wire, please telephone the Transfer Agent at 888-726-9331 for instructions. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose a minimum. All purchases are made at the NAV next determined after receipt of a purchase order in good order.

automatic investment plan (“aip”)

You may make periodic investments in the Funds from your U.S. financial institution on a frequency specified on your Account Application. There is no minimum investment requirement to participate in the AIP. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to modify or terminate this service. Please call 888-726-9331 for more information.

customer identification and verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

frequent purchases and redemptions of fund shares

In general, the Funds are designed for long-term investment and not as frequent or short-term trading (“market timing”) vehicles. The Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares. Accordingly, the Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Funds. The Funds, through their service providers, will monitor shareholder trading activity and will also prepare reports illustrating purchase and redemption activity to detect market timing activity. The Funds believe that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Adviser to implement a Fund’s investment strategies. In addition to being disruptive, the risks to the Funds presented by market timing are higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease a Fund’s ability to provide maximum investment return to all shareholders; and potentially diluting the value of Fund shares. These risks can have an adverse effect on a Fund’s performance. The Funds reserve the right at any time to reject any purchase or exchange request that is believed to be market timing; modify any terms or conditions of purchases of shares of any Fund; or withdraw all or any part of the offering made by this Prospectus. If a purchase order is rejected, shareholders will be responsible for any resulting losses or fees imposed by their financial institution. Financial intermediaries may establish omnibus accounts in the Funds for their clients. The Funds rely on intermediaries to help enforce their market timing policies. Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur. Each restriction on frequent purchases and redemptions of Fund shares described above applies uniformly in all cases.

additional information

The Funds will mail you confirmations of all purchases or redemptions of Fund shares. Shareholders should review all confirmations and account statements for accuracy and contact the Transfer Agent if any information is inaccurate. Certificates representing shares are not issued. The Funds and Ultimus Fund Distributors, LLC (the “Distributor”) reserve the right to limit the amount of investments and to refuse to sell to any person.

By sending your check to the Funds or the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

liability disclaimer

The Funds’ account application contains provisions in favor of the Funds, the Adviser, the Transfer Agent, the Distributor and certain of their affiliates, excluding such entities from liability in connection with the performance of any acts instructed by the shareholder; provided, however, that such entities will be excluded from liability only if they have acted within the applicable standards of reasonable care. If reasonable procedures are not followed by such entities, they will not be excluded from liability.

account fees

Your account may be subject to additional fees, including, but not limited to the following. These fees may change in the future.

•	Insufficient Funds/Returned Check - If your check or electronic payment does not clear, a $25 per transaction fee will be charged to defray bank charges and processing costs associated with the returned payment. The Funds reserve the right to redeem shares from your account to cover any unpaid amounts. You will be responsible for any other resulting losses or fees incurred by the Funds or the Transfer Agent.
•	IRA Custodial Fee ($25) per year
•	Fee for Removal of Excess Contributions or Roth Conversions/ Recharacterizations ($25) per transaction
•	Outbound Wire Fee ($15) per wire
•	IRA Withdrawal Fee ($25) per transfer or redemption
•	Overnight Delivery Fee ($35) per delivery
•	Statement Retrieval Fee ($25) per request

How to Exchange Shares

Shares of one Fund may be exchanged for shares of another Fund. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after receipt of the exchange request by the Transfer Agent in the form described below. Exchange requests must be received prior to the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the NAV calculated on that day. You may make an exchange through the Funds’ website (www.avemariafunds.com), by sending a written request to the Transfer Agent, or by calling 888-726-9331. Please provide the following information:

•	Your name and telephone number
•	The exact name of your account and your account number
•	Taxpayer identification number (usually your Social Security number)
•	Dollar value or number of shares to be exchanged
•	The name of the Fund from which the exchange is to be made
•	The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty exchanging shares by telephone. If this should occur, sending exchange instructions by mail or through the Funds’ website should be considered.

How to Redeem Shares

You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. Redemption requests must be received prior to the close of the regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) in order to receive the NAV calculated on that day. Redemption proceeds by check will normally be sent on or before the fifth business day following the redemption request and redemption proceeds by wire will normally be sent on the business day following the redemption request if the request is in good order. An order is considered to be in “good order” if it is complete and (i) states the exact number of shares or dollar amount to be redeemed, (ii) contains your account number, (iii) is signed exactly as your name appears on the Funds’ account records, (iv) contains your signature guarantee, if required, and (v) includes any documentation required to verify the identity or authority of the person requesting the redemption. The Transfer Agent will not be responsible for any delays if an order is not in good order.

Transactions Through the Online Account System. If you have opened an account through the Online Account System, you may redeem your shares through the Funds’ website at (www.avemariafunds.com). Redemption proceeds may be sent by check to your address of record, or if your account has existing bank information, by wire, or ACH to the bank account that was used for your purchases. Shares purchased through ACH are not immediately available for redemption. Access to the Online Account System may be limited during periods of peak demand, market volatility, system upgrades or maintenance, for other reasons.

By Telephone. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct them to remove this privilege from your account.

The proceeds will be sent by mail, wire, or ACH to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-726-9331. The proceeds will normally be sent by mail or by wire within three business days, but no later than seven business days under normal circumstances, after receipt of your telephone instructions. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax. You may redeem up to $50,000 per account.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the market. The Funds and the Transfer Agent will not be held liable if you are unable to place your trade due to high call volume. If you are unable to reach the Funds by telephone, you may redeem your shares through the Online Account System or mail your redemption request.

The Funds reserve the right to suspend the telephone redemption privileges for your account if the name(s) or the address on the account has been changed within the previous 30 days, or to terminate the telephone redemption privilege at any time. The Transfer Agent will employ reasonable procedures to determine if telephone instructions are genuine, which may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape-recording telephone instructions. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for any loss incurred for complying with telephone instructions they reasonably believe to be genuine.

Signature Guarantees. To protect your account and the Funds from fraud, a signature guarantee may be required to make sure you are the person who has authorized a redemption. You will need your signature guaranteed if (i) the shares to be redeemed in any account have a value of more than $50,000; (ii) the name(s) or the address on your account has been changed within the previous 30 days of your redemption request; (iii) your bank account information has changed within 30 days of your redemption request; (iv) you request that your redemption be mailed to an address other than the address on record with the Funds; (v) you request that your redemption be made payable to a person not on record with the Funds; (vi) you established your account through the Online Account System and are requesting that your redemption proceeds be delivered to a bank account other than the account from which the ACH purchase originated; or (vii) any other circumstance where the Transfer Agent reasonably determines that additional verification is appropriate. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a recognized Medallion Signature Guarantee Program (STAMP, SEMP, or MSP). Signature guarantees from financial institutions that do not participate in a recognized Medallion Signature Guarantee Program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees and reserves the right to amend these standards at any time without notice.

By Wire. Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial banking institution or brokerage firm in the United States as designated on your application. You will be charged a fee of $15 by the Transfer Agent for each wire redemption. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a separate fee for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Receiving Payment. Whether you request payment by check, wire, or ACH, your redemption proceeds will be sent to you within 3 business days after receipt of your redemption request in the form described above. However, payment in redemption of shares purchased by ACH or check will be effected only after the proceeds have been collected, which may take up to fifteen days from the purchase date. The payment for your redemption will be based on the next calculated NAV on the date of your redemption request, even if the payment is delayed due to a recent purchase. To eliminate this delay, you may purchase shares of the Funds by certified check or wire transfer.

Each Fund typically expects to meet redemption requests from the sale of its cash holdings (money market instruments) or from the sale of other portfolio assets. These methods will typically be used during both regular and stressed market conditions.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds. Your request will be considered to have been received by the Funds when the authorized brokerage firm, financial institution, or its authorized designee, accepts the redemption order. Your redemption will be made at the NAV next determined after your order is received by such organization in good order before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may (i) be authorized to designate other intermediaries to act in this capacity; (ii) charge you transaction fees on redemptions of Fund shares; or (iii) impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Contact your brokerage firm or financial institution to determine whether it is authorized to accept orders on behalf of the Funds.

Systematic Withdrawal Plan. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive regular payments in a specified amount and frequency. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges or to terminate the plan upon 60 days’ written notice. Call the Transfer Agent toll-free at 888-726-9331 for additional information.

Withholding on IRA and Other Retirement Account Redemptions. You may redeem shares from your IRA account or other retirement account by mail or by telephone. Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. If you do not want federal income taxes withheld from your redemption, you must specify this in your redemption request.

additional information

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $2,500 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds’ intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds reserve the right to suspend the right of redemption or to postpone the date of payment for more than seven business days under unusual circumstances as determined by the Securities and Exchange Commission.

Each Fund, when it is deemed to be in the best interest of the Fund’s shareholders, may make payment for shares redeemed in whole or in part in securities of the Fund taken at current value. If a payment is made in securities, the redeeming shareholder will generally incur brokerage costs in converting these securities to cash and assume market risk until the securities are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

Inactive Accounts. If shareholder-initiated contact does not occur in your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets in your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law. If your account is escheated to your last known state of residence, you will need to claim your property from that state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Online Account Transaction Disclaimer. The Funds may alter, modify, or terminate the Online Account System at any time. There may be delays, malfunctions, or other inconveniences generally associated with internet transactions or times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. The Funds, the Transfer Agent, the Distributor, and the Adviser will not be liable for any such delays or malfunctions or unauthorized interception or lack of access to communications or account information.

You should be aware that the internet is an unsecured, unstable, unregulated, and unpredictable environment and your ability to use the website for transactions depends upon the functionality of the internet, equipment, software, systems, data, and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, they cannot assure that trading information will be completely secure.

Dividends and Distributions

Each Fund (except the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund) expects to distribute substantially all of its net investment income, if any, on an annual basis. The Ave Maria Rising Dividend Fund expects to distribute substantially all of its net investment income on a quarterly basis and the Ave Maria Bond Fund expects to distribute substantially all of its net investment income on a monthly basis. Each Fund expects to distribute any net realized capital gains annually.

Distributions are paid according to one of the following options:

Share Option	—	income distributions and capital gains distributions reinvested in additional shares
Income Option	—	income distributions paid in cash; capital gains distributions reinvested in additional shares
Cash Option	—	income distributions and capital gains distributions paid in cash

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes

The Funds have qualified in all prior years and intend to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, by annually distributing substantially all of their net investment income and any net realized capital gains to their shareholders and by satisfying certain other requirements related to the sources of their income and the diversification of their assets. By so qualifying, each Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains that it distributes to shareholders. Each Fund (except the Ave Maria Bond Fund) expects most of its distributions to be in the form of capital gains. The Ave Maria Bond Fund expects most of its distributions to be in the form of net investment income; however, the nature of each Fund’s distributions could vary in any given year.

If your shares are held in a taxable account, you will generally have a taxable capital gain or loss if you sell or exchange your Fund shares. The amount of the gain or loss and the tax rate will depend primarily upon how much you paid for the shares (your “cost basis”), how much you sold them for, and how long you held them. Your total cost basis is generally the original amount paid for Fund shares, plus the value of reinvested dividends and reinvested capital gains distributions. The Emergency Economic Stabilization Act of 2008 requires mutual funds to report cost basis information to the IRS for any sale of mutual fund shares acquired after January 1, 2012. Unless you specify an alternate cost basis method, the Funds will default to the average cost method when calculating cost basis.

Distributions of net investment income and net realized short-term capital gains, if any, are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Dividends from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets and depending upon a shareholder’s annual taxable income. Redemptions of shares are taxable events on which you may realize a gain or loss.

If you buy shares of a Fund shortly before the record date of a distribution, you will pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares.

The Funds will mail you a statement annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

You should consult your tax advisor about the tax consequences of distributions, redemptions and exchanges, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See “Taxes” in the Statement of Additional Information (“SAI”) for further information.

Operation of the Funds

Each Fund is a diversified series of Schwartz Investment Trust (the “Trust”), except the Ave Maria Value Focused Fund and the Ave Maria Growth Focused Fund are non-diversified series. The Trust is an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

investment adviser

The Trust retains Schwartz Investment Counsel, Inc., 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, to manage the Funds’ investments. The Adviser has been registered as an investment adviser since 1988 and had approximately $3.79 billion of assets under management as of December 31, 2025.

Each Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of the average value of its daily net assets, except the advisory fee paid by the Ave Maria Bond Fund is at an annual rate of 0.25% of the average value of its daily net assets. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse other expenses so that the annual aggregate ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation, and other extraordinary expenses) of each Fund does not exceed 1.25% of its average daily net assets (except the rate for the Ave Maria Bond Fund is 0.60% of its average daily net assets). This agreement remains in effect until May 1, 2027 for all Funds, except the agreement for the Ave Maria Undiscovered Fund remains in effect until May 1, 2029. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by the applicable Fund for a period of three years from the date such fees and expenses were waived or reimbursed, provided that the repayment to the Adviser does not cause a Fund’s aggregate ordinary operating expenses to exceed the contractual expense limitation at the time such amount was waived or repaid. The Board of Trustees has authorized these repayments in advance to the Adviser. During the most recent fiscal year, each Fund (except the Ave Maria Bond Fund) paid the Adviser an advisory fee equal to 0.75% of its average daily net assets and the Ave Maria Bond Fund paid an advisory fee equal to 0.25% of its average daily net assets. In addition to the 0.75% advisory fee paid by the Ave Maria Value Focused Fund during the most recent fiscal year, the Fund repaid the Adviser 0.08% of previously waived advisory fees.

A discussion of the factors considered by the Board of Trustees in its most recent approval of the Funds’ investment advisory agreements, including its conclusions with respect thereto, will be in the Funds’ semi-annual financial statements for the period ending June 30, 2026.

portfolio managers

Each Fund’s portfolio manager(s) are responsible for the day-to-day execution of investment policy, portfolio management, and investment research for their managed Fund(s). The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of their managed Funds. The business experience of each portfolio manager is described below.

George P. Schwartz, CFA, co-portfolio manager of the Ave Maria Value Focused Fund and Ave Maria Rising Dividend Fund, has been the Executive Chairman of the Adviser for more than 30 years and served as Chief Executive Officer of the Adviser until December 31, 2023.

Timothy S. Schwartz, CFA, lead portfolio manager of the Ave Maria Value Fund and the Ave Maria Value Focused Fund, joined the Adviser in 1998 and currently serves as President and Chief Executive Officer.

Brandon S. Scheitler, lead portfolio manager of the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund, joined the Adviser in 2007 and currently serves as Senior Vice President and Chief Investment Officer.

Chadd M.Garcia, CFA, sole portfolio manager of the Ave Maria Growth Focused Fund and co-portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2014 and currently serves as Vice President and Portfolio Manager.

Adam P. Gaglio, CFA, lead portfolio manager of the Ave Maria Growth Fund, joined the Adviser in 2013 and currently serves as Vice President and Portfolio Manager.

Ryan M. Kuyawa, CFA, lead portfolio manager of the Ave Maria Undiscovered Fund and co-portfolio manager of the Ave Maria Value Fund, joined the Adviser in 2019 and currently serves as Portfolio Manager.

Anthony W. Gennaro Jr., CFA, CPA, lead portfolio manager of the Ave Maria World Equity Fund, joined the Adviser in 2019 and currently serves as Vice President and Portfolio Manager.

Sean C. Gaffney, CFA, co-portfolio manager of the Ave Maria Undiscovered Fund and the Ave Maria World Equity Fund, joined the Adviser in 2020 and currently serves as Portfolio Manager.

James T. Peregoy, CFA, co-portfolio manager of the Ave Maria Undiscovered Fund and the Ave Maria Bond Fund, joined the Adviser in 2021 and currently serves as Portfolio Manager and Head Trader. From August 2019 until July 2021, he was a consultant at Plante Moran, PLLC, a public accounting and management consulting firm.

additional information

The Funds enter into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information about the Funds that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights to any shareholder, other than the rights conferred explicitly by federal or state securities laws that may not be waived.

distributor

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the distributor of shares of the Funds. The Distributor is a wholly-owned subsidiary of the Transfer Agent. The Funds may be distributed through other broker-dealers as well.

portfolio holdings and disclosure policy

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

The Catholic Advisory Board

The Catholic Advisory Board (“CAB”) consists of prominent lay members of the Roman Catholic Church and one or more Ecclesiastical Advisors, whose purpose is to set the criteria for screening companies based upon the morally responsible investment practices of the Ave Maria Mutual Funds. The screening criteria that is currently in place seeks to avoid investments in companies that are involved in the practice of abortion, including those that contribute corporate funds to Planned Parenthood, have policies that are judged to be anti-family, or support embryonic stem cell research. The CAB meets with the Adviser twice a year, or more often, if necessary, to review the criteria that is utilized in the screening process and to determine if it is appropriate to maintain the existing criteria. The CAB may determine to make a change to the screening criteria but does so infrequently. The criteria for screening companies is based upon the teaching authority of the Roman Catholic Church that is vested in the Pope and exercised by a council of bishops approved by the Pope. The role of the Ecclesiastical Advisor is to provide the CAB with access to the council of bishops.

The CAB acts in an advisory capacity only and has no discretionary authority to make investment decisions for the Funds. The CAB will make its best determination as to whether a particular screen is consistent with the core values and teachings of the Roman Catholic Church; however, the members of the CAB do not represent the Roman Catholic Church and there is no guarantee that the CAB will be successful in its mission.

The members of the Catholic Advisory Board are:

paul r. roney, chairman - Executive Director of the Ave Maria Foundation and President of Domino’s Farms – Domino’s Farms Office Park

thomas s. monaghan - Chairman of the Ave Maria Foundation and founder and Chancellor of Ave Maria University melissa moschella, ph.d - Professor of the Practice, Philosophy, McGrath Institute for Church Life at the University of Notre Dame

larry kudlow - Former Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm) and former Director of the National Economic Council under the Trump administration. He is the host of “Kudlow” on Fox Business Network, a nationally syndicated columnist, and an economic adviser to The Bahnsen Group, a wealth management firm.

raymond arroyo - Journalist, producer, and New York Times best-selling author. He is a Fox News contributor, editorial adviser, and segment contributor to “The Ingraham Angle.” He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network and host of “ETWN News” and “The World Over.”

michael j. knowles - An American conservative political commentator, lecturer, author, media host, and recipient of numerous honors for his work in media and public disclosure. He has hosted The Michael Knowles Show at The Daily Wire since 2016 and co-hosted a podcast with Senator Ted Cruz from 2020 until 2022.

father john riccardo, stl, emeritus - Priest of Archdiocese of Detroit and founder and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

His Eminence Adam Cardinal Maida and Archbishop Allen Henry Vigneron serve as episcopal advisors to the CAB but are not connected to the Funds in any way.

Calculation of Share Price

On each day that the Funds are open for business, the price (NAV) of each Fund’s shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open every day the New York Stock Exchange is open for business. Currently, the New York Stock Exchange is open for trading every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. The New York Stock Exchange may be impacted by an unscheduled market closure or may close early. Each Fund’s NAV is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of the Fund’s outstanding shares rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is received in good order. Each Fund’s NAV will fluctuate with the value of the securities it holds.

The Funds’ portfolio securities are valued as follows: (1) securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price, or, if an Official Closing Price is not available, at the most recently quoted bid price, (3) securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price, (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, (5) fixed income securities are generally valued using prices provided by an independent pricing service, (6) securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service, and (7) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith by the Adviser in accordance with consistently applied procedures established by the Adviser and adopted and overseen by the Board of Trustees. The Board of Trustees has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board of Trustees. When fair value pricing is employed, the prices used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. To the extent any assets of a

Fund are invested in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s NAV with respect to those assets is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

To the extent a Fund invests in foreign securities that may be traded in foreign markets on days when the Fund does not calculate its NAV, the value of the Fund’s assets may be affected on days when shares of the Fund cannot be purchased or sold. Conversely, trading in some of a Fund’s foreign securities may not occur on days when the Fund is open for business. In view of these circumstances, and because the value of foreign securities may be materially affected by events occurring before a Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of a Fund that trade in foreign markets will frequently be priced at fair value.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the annual financial statements, which are available upon request. Because the Ave Maria Undiscovered Fund is newly organized, there is no financial information to report.

Ave Maria Growth Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025	Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value at beginning of year	$47.40	$44.71		$35.20	$44.82	$42.72

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)		0.04	0.10	(0.05)
Net realized and unrealized gains (losses) on investments and foreign currencies	3.97	6.72		10.63	(9.62)	7.55
Total from investment operations	3.94	6.68		10.67	(9.52)	7.50

Less distributions from:
Net investment income	-	(0.00	)(a)	(0.04)	(0.10)	-
Net realized gains on investments	(2.77)	(3.99)		(1.12)	-	(5.40)
Total distributions	(2.77)	(3.99)		(1.16)	(0.10)	(5.40)

Net asset value at end of year	$48.57	$47.40		$44.71	$35.20	$44.82

Total return(b)	8.26%	14.91%		30.29%	(21.23)%	17.55%

Ratios/Supplementary Data:
Net assets at end of year (000,000’s)	$1,104	$1,078		$981	$765	$1,066

Ratio of total expenses to average net assets	0.90%	0.91%		0.91%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	(0.07)%	(0.08)%		0.10%	0.27%	(0.13)%
Portfolio turnover rate	17%	17%		27%	25%	25%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Ave Maria Rising Dividend Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value at beginning of year	$22.74	$21.16	$19.23	$21.92	$19.34

Income (loss) from investment operations:
Net investment income	0.23	0.23	0.24	0.30	0.20
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.30)	2.81	2.28	(1.46)	4.69
Total from investment operations	(0.07)	3.04	2.52	(1.16)	4.89

Less distributions from:
Net investment income	(0.23)	(0.23)	(0.24)	(0.30)	(0.20)
Net realized gains on investments	(0.96)	(1.23)	(0.35)	(1.23)	(2.11)
Total distributions	(1.19)	(1.46)	(0.59)	(1.53)	(2.31)

Net asset value at end of year	$21.48	$22.74	$21.16	$19.23	$21.92

Total return(a)	(0.39)%	14.42%	13.19%	(5.27)%	25.35%

Ratios/Supplementary Data:
Net assets at end of year (000,000’s)	$972	$1,077	$1,004	$891	$964

Ratio of total expenses to average net assets	0.90%	0.90%	0.91%	0.91%	0.90%
Ratio of net investment income to average net assets	0.96%	0.99%	1.19%	1.47%	0.90%
Portfolio turnover rate	13%	8%	19%	15%	21%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Ave Maria Value Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value at beginning of year	$26.63	$23.85	$24.05	$23.35	$20.17

Income from investment operations:
Net investment income	0.07	0.12	0.19	0.28	0.06
Net realized and unrealized gains on investments	0.68	5.01	0.67	0.70	5.00
Total from investment operations	0.75	5.13	0.86	0.98	5.06

Less distributions from:
Net investment income	(0.09)	(0.09)	(0.20)	(0.28)	(0.06)
Net realized gains on investments	-	(2.26)	(0.86)	-	(1.82)
Total distributions	(0.09)	(2.35)	(1.06)	(0.28)	(1.88)

Net asset value at end of year	$27.29	$26.63	$23.85	$24.05	$23.35

Total return(a)	2.82%	21.52%	3.52%	4.18%	25.15%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$477,936	$446,205	$371,730	$371,072	$327,853

Ratio of total expenses to average net assets	0.91%	0.93%	0.93%	0.93%	0.96%
Ratio of net investment income to average net assets	0.24%	0.48%	0.77%	1.27%	0.27%
Portfolio turnover rate	24%	16%	31%	33%	20%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Ave Maria World Equity Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022		Year Ended December 31, 2021
Net asset value at beginning of year	$19.98	$19.27	$16.01	$19.17		$15.89

Income (loss) from investment operations:
Net investment income	0.03	0.08	0.15	0.19		0.07
Net realized and unrealized gains (losses) on investments and foreign currencies	2.09	0.81	3.84	(3.16)		3.28
Total from investment operations	2.12	0.89	3.99	(2.97)		3.35

Less distributions from:
Net investment income	(0.04)	(0.08)	(0.15)	(0.19)		(0.07)
Net realized gains on investments	(0.50)	(0.10)	(0.58)	-		-
Return of capital	(0.01)	-	-	-		-
Total distributions	(0.55)	(0.18)	(0.73)	(0.19)		(0.07)

Net asset value at end of year	$21.55	$19.98	$19.27	$16.01		$19.17

Total return(a)	10.58%	4.64%	24.96%	(15.50)%		21.06%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$133,616	$116,384	$101,603	$74,855		$92,908

Ratio of total expenses to average net assets	1.01%	1.03%	1.05%	1.12%		1.22%
Ratio of net expenses to average net assets	1.01%	1.03%	1.05%	1.18	%(b)	1.25	%(b)
Ratio of net investment income to average net assets	0.22%	0.42%	0.88%	1.12	%(b)	0.40	%(b)
Portfolio turnover rate	19%	13%	29%	23%		16%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments.

Ave Maria Growth Focused Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022	Period Ended December 31, 2021
Net asset value at beginning of year	$15.30	$13.72	$9.89	$15.21	$12.43

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.09)	(0.09)	(0.08)	(0.10)
Net realized and unrealized gains (losses) on investments and foreign currencies	0.82	1.67	3.92	(5.24)	3.57
Total from investment operations	0.72	1.58	3.83	(5.32)	3.47

Less distributions from:
Net realized gains on investments	-	-	-	-	(0.69)

Net asset value at end of year	$16.02	$15.30	$13.72	$9.89	$15.21

Total return(a)	4.71%	11.52%	38.73%	(34.98)%	27.96%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$71,235	$57,490	$60,360	$48,172	$63,476

Ratio of total expenses to average net assets	1.07%	1.11%	1.09%	1.14%	1.21%
Ratio of net expenses to average net assets	1.07%	1.11%	1.09%	1.14%	1.23	%(b)
Ratio of net investment loss to average net assets	(0.64)%	(0.56)%	(0.72)%	(0.76)%	(0.82	)%(b)
Portfolio turnover rate	47%	22%	29%	69%	27%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions and/or recoupments.

Ave Maria Value Focused Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023		Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value at beginning of year	$52.73		$43.73		$45.06		$37.52	$30.54

Income from investment operations:
Net investment income	0.22		0.25		0.27		0.39	0.12
Net realized and unrealized gains on investments	3.10		16.67		0.27	(a)	7.54	9.39
Total from investment operations	3.32		16.92		0.54		7.93	9.51

Less distributions from:
Net investment income	(0.23)		(0.25)		(0.27)		(0.39)	(0.12)
Net realized gains on investments	-		(7.67)		(1.60)		-	(2.41)
Total distributions	(0.23)		(7.92)		(1.87)		(0.39)	(2.53)

Net asset value at end of year	$55.82		$52.73		$43.73		$45.06	$37.52

Total return(b)	6.29%		38.71%		1.18%		21.15%	31.14%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$83,770		$52,562		$33,288		$51,773	$23,561

Ratio of total expenses to average net assets	1.03	%(c)	1.19	%(c)	1.17	%(c)	1.28%	1.51%
Ratio of net expenses to average net assets(d)	1.11%		1.25%		1.25%		1.25%	1.25%
Ratio of net investment income to average net assets(d)	0.40%		0.57%		0.50%		1.39%	0.28%
Portfolio turnover rate	57%		39%		24%		14%	18%

(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized losses on the Statement of Operations for the same period.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios would have been 1.11%, 1.29% and 1.28%, respectively, if the amounts recouped by the Adviser were included for the years ended December 31, 2025, 2024 and 2023.
(d)	Ratio was determined after advisory fee reductions and/or recoupments.

Ave Maria Bond Fund

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021
Net asset value at beginning of year	$12.07		$11.76		$11.47	$12.23	$11.99

Income (loss) from investment operations:
Net investment income	0.42		0.35		0.29	0.26	0.20
Net realized and unrealized gains (losses) on investments	0.24		0.31		0.29	(0.61)	0.33
Total from investment operations	0.66		0.66		0.58	(0.35)	0.53

Less distributions from:
Net investment income	(0.42)		(0.35)		(0.29)	(0.26)	(0.20)
Net realized gains on investments	(0.00	)(a)	(0.00	)(a)	-	(0.15)	(0.09)
Total distributions	(0.42)		(0.35)		(0.29)	(0.41)	(0.29)

Net asset value at end of year	$12.31		$12.07		$11.76	$11.47	$12.23

Total return(b)	5.55%		5.71%		5.16%	(2.85)%	4.38%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$793,905		$676,516		$557,368	$512,585	$502,768

Ratio of total expenses to average net assets	0.39%		0.41%		0.41%	0.41%	0.43%
Ratio of net investment income to average net assets	3.46%		2.98%		2.55%	2.21%	1.66%
Portfolio turnover rate	13%		20%		16%	21%	25%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Privacy Notice

FACTS	WHAT DO THE AVE MARIA MUTUAL FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number

•      Assets

•      Retirement Assets

•      Transaction History

•      Checking Account Information

•      Purchase History

•      Account Balances

•      Account Transactions

•      Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Ave Maria Mutual Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Ave Maria Mutual Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-726-9331

Who we are
Who is providing this notice?	Schwartz Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do the Ave Maria Mutual Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Ave Maria Mutual Funds collect my personal information?

We collect your personal information, for example, when you

•      Provide account information

•      Give us your contact information

•      Make deposits or withdrawals from your account

•      Make a wire transfer

•      Tell us where to send the money

•      Tell us who receives the money

•      Show your government-issued ID

•      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•      Schwartz Investment Counsel, Inc., the investment adviser to the Ave Maria Mutual Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Ave Maria Mutual Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Ave Maria Mutual Funds don’t jointly market.

AVE MARIA MUTUAL FUNDS

Board of Trustees

Donald J. Dawson, Jr.,
Lead Independent Trustee

Robert G. Dorsey

Joseph M. Grace

John J. McHale, Jr.

Edward J. Miller

William A. Morrow

George P. Schwartz, CFA

investment adviser

SCHWARTZ INVESTMENT
COUNSEL, INC.

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

734-455-7777

5060 Annunciation Circle, Suite 101

Ave Maria, Florida 34142

239-867-4520

administrator/transfer agent

ULTIMUS FUND SOLUTIONS, LLC

P.O. Box 46707

Cincinnati, Ohio 45246

888-726-9331

custodian

US Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

distributor

ULTIMUS FUND DISTRIBUTORS, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

officers

George P. Schwartz, CFA, President

Timothy S. Schwartz, CFA, Treasurer

Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Robert C. Schwartz, Vice President/Secretary

Angela A. Simmons, Assistant Treasurer

Todd E. Heim, Assistant Secretary

Stephen L. Preston, Assistant Vice President

catholic advisory board

Paul R. Roney, Chairman

Raymond Arroyo

Michael J. Knowles

Larry Kudlow

Thomas S. Monaghan

Melissa Moschella

Father John Riccardo, Emeritus

independent registered
public accounting firm

DELOITTE & TOUCHE LLP

111 South Wacker Drive

Chicago, Illinois 60606

legal counsel

SULLIVAN & WORCESTER LLP

1666 K Street NW, Suite 700

Washington, D.C. 20006

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional informa-tion about the Funds’ investments is available in the Funds’ annual/semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquiries about the Funds, please call toll-free:

888-726-9331

The Prospectus, the SAI, and the most recent shareholder reports are also available on the Funds’ website at www.avemariafunds.com.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of information on the EDGAR Database on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

For information or assistance in opening an account, please contact your financial adviser, call toll-free 866-AVE-MARIA (866-283-6274)

or visit www.avemariafunds.com.

SCHWARTZ INVESTMENT COUNSEL, INC.

801 W. Ann Arbor Trail  ●  Suite 244  ●  Plymouth, Michigan 48170

www.schwartzinvest.com

File No. 811-07148

SCHWARTZ INVESTMENT TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

Ave Maria Growth Fund (AVEGX)

Ave Maria Rising Dividend Fund (AVEDX)

Ave Maria Undiscovered Fund (AVEUX)

Ave Maria Value Fund (AVEMX)

Ave Maria World Equity Fund (AVEWX)

Ave Maria Growth Focused Fund (AVEAX)

Ave Maria Value Focused Fund (AVERX)

Ave Maria Bond Fund (AVEFX)

This Statement of Additional Information (“SAI”) supplements the Prospectus offering shares of the Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Undiscovered Fund, Ave Maria Value Fund, Ave Maria World Equity Fund, Ave Maria Growth Focused Fund, Ave Maria Value Focused Fund, and Ave Maria Bond Fund (the “Funds”) and is incorporated by reference in its entirety into the Prospectus.

Because this SAI is not a prospectus, no investment in shares of the Funds should be made solely on the basis of the information contained herein. It should be read in conjunction with the Funds’ Prospectus dated April 30, 2026, as may be revised or supplemented from time to time. A copy of the Prospectus, Annual or Semi-Annual Financial Statements, may be obtained by writing the Funds at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Funds toll-free at 888-726-9331, or on the Funds’ website: www.avemariafunds.com. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

Schwartz Investment Trust

801 W. Ann Arbor Trail, Suite 244

Plymouth, Michigan 48170

Table of Contents

THE TRUST	3
INVESTMENT POLICIES AND RISK CONSIDERATIONS	3
INVESTMENT LIMITATIONS	22
TRUSTEES, OFFICERS AND CATHOLIC ADVISORY BOARD MEMBERS	27
THE INVESTMENT ADVISER	36
Portfolio Managers	38
SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS	41
PORTFOLIO TURNOVER	45
CALCULATION OF SHARE PRICE	46
SHAREHOLDER ACCOUNTS	47
TAXES	48
REDEMPTION IN KIND	52
PRINCIPAL SECURITY HOLDERS	52
CUSTODIAN	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
LEGAL COUNSEL	53
TRANSFER AGENT AND ADMINISTRATOR	53
THE DISTRIBUTOR	54
FINANCIAL STATEMENTS	54
APPENDIX A - RATINGS DESCRIPTIONS	55
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	59

THE TRUST

Schwartz Investment Trust (the “Trust”), an open-end management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers eight series of shares to investors: the Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria Undiscovered Fund, Ave Maria Value Fund, Ave Maria World Equity Fund, Ave Maria Growth Focused Fund, Ave Maria Value Focused Fund, and Ave Maria Bond Fund (referred to individually as a “Fund,” collectively the “Funds”). Each Fund has its own investment objective, strategies, and policies. Prior to April 28, 2025, the Ave Maria Value Focused Fund was named the “Schwartz Value Focused Fund” and the Ave Maria Growth Focused Fund was named the “Ave Maria Focused Fund.” The Ave Maria Value Focused Fund and the Ave Maria Growth Focused Fund are each non-diversified series of the Trust, while the others are diversified series.

Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Funds are not required to hold annual meetings of shareholders. The Board of Trustees (the “Board of Trustees” or the “Board”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares. The Trust will comply with the provisions of Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with the other shares of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund as long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. If a Fund is liquidated, shareholders will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board in a manner that is determined to be fair and equitable. These expenses are generally allocated on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies that may be changed by the Board without shareholder approval.

Commercial Paper. Commercial paper consists of short-term (usually from 1 day to 270 days) unsecured promissory notes issued by corporations to finance their current operations. The Funds will only invest in commercial paper that is rated A-1 by Standard & Poor’s Global Ratings

3

(“S&P”) or Fitch Ratings (“Fitch”), or Prime-1 by Moody’s Ratings (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Fitch or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of Schwartz Investment Counsel, Inc. (the “Adviser”), such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or corporate developments could materially impact the ability of an issuer to pay principal and interest, when due.

A Prime-1 rating is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships that exist with the issuer; and recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1. Commercial paper rated F-1+ by Fitch has exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 paper has very strong credit quality, F-2 has good credit quality and F-3 has fair credit quality, with the assurance for timely payment adequate, but adverse changes could cause the securities to be rated below investment grade.

Bank Debt Instruments. Bank debt instruments consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions that are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period (usually from 14 days to 1 year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period at a stated interest rate. Each Fund will not invest in time deposits maturing in more than 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

4

These bank debt instruments are generally not insured by the FDIC or any other government agency, except certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds to finance lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

When-Issued Securities. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The delivery of and payment for these securities typically occurs 15 to 90 days after the purchase commitment. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities and if delivery and payment for the securities occurs within 35 days after the date of the transaction. In connection with these investments, the Funds will direct their custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of a Fund’s commitment to purchase securities on a when-issued basis. The purpose and effect of this is to prevent the Funds from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than such Fund’s payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. Each Fund, except the Ave Maria Bond Fund, does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

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Rule 18f-4 under the 1940 Act permits the Funds to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. There is no limit on the amount the Funds may invest in repurchase agreements; however, a Fund will not enter into a repurchase agreement not terminable within 7 days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities. The Funds do not intend to engage in reverse repurchase agreement transactions.

Although the securities subject to a repurchase agreement might bear maturities exceeding 1 year, settlement for the repurchase will never be more than 1 year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding 1 day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to a Fund’s investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or with banks or broker-dealers that have been approved as adequately creditworthy by the Adviser.

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Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund would be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Lending Portfolio Securities. The Ave Maria Growth Fund and the Ave Maria Bond Fund may each lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

Usually, these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within 1 business day in the event that its value should become less than 102% of the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral if the borrower fails financially, the loans will be made only to firms deemed by the Adviser to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration that can be earned from such loans justifies the risk.

The borrower, upon notice, must redeliver the loaned securities within 3 business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the lending Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custody fees for services in connection with lending of securities. During the December 31, 2025 fiscal year, the Ave Maria Growth Fund and the Ave Maria Bond Fund did not engage in any securities lending activities and therefore did not receive any income related to securities lending.

U.S. Government Obligations. “U.S. Government obligations” include securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds. Treasury Bills have initial maturities of 1 year or less; Treasury Notes have initial maturities of 1-10 years; and Treasury Bonds generally have initial maturities of greater than 10 years. U.S. Government obligations also include treasury inflation-protected securities (“TIPS”) that have an inflation

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adjustment applied to the principal according to changes in the Consumer Price Index.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. has continued to grow significantly since the 2008-2009 financial crisis, with further acceleration following the U.S. Government’s fiscal response to the COVID-19 pandemic. More recently, the enactment of the One Big Beautiful Bill Act (“OBBBA”) in July 2025, which made many provisions of the 2017 Tax Cuts and Jobs Act permanent, has contributed to higher projected federal deficits. While the OBBBA is intended to stimulate long-term economic growth, it is projected to add approximately $4.2 trillion to the federal deficit through 2034. The U.S. Government is also significantly investing in defense and border security spending and government agencies project the U.S. will continue to maintain high debt levels for the foreseeable future. As of February 2026, the U.S. national debt exceeded $38 trillion, and the Congressional Budget Office projects that public debt will reach 120% of gross domestic product by 2036, surpassing the World War II record. Although high debt levels do not necessarily indicate or cause immediate economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase the U.S. government’s funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which could lead to further credit-rating downgrades of U.S. Government securities.

In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+, along with the ratings of government-sponsored enterprises. The downgrade was driven by concerns over raising the statutory debt ceiling and growth in public spending. In August 2023, Fitch downgraded the U.S. Government’s long-term credit rating from AAA to AA+, citing mounting debt burdens, governance concerns, and repeated political standoffs over the

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statutory debt ceiling. Most recently, in May 2025, Moody’s downgraded the U.S. sovereign credit rating from Aaa to Aa1, due to more than a decade of rising government debt, persistent deficits, high interest burdens, and political gridlock. This marked the first time in U.S. history that U.S. Government obligations were rated below the top tier by all three major credit rating agencies.

From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt. Political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments and increase uncertainty in or impair the operation of the U.S. and other securities markets.

Zero Coupon Securities. The Ave Maria Bond Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit qualities.

Inflation-Indexed Securities. Inflation-indexed securities are income-generating instruments whose interest and principal payments are adjusted for inflation. TIPS are inflation-linked securities issued by the U.S. Government. Inflation-indexed securities are also issued by corporations, U.S. Government agencies, states and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index (“CPI”). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation-adjustment feature, inflation-indexed securities typically have lower yields than conventional fixed-rate bonds.

Inflation-indexed securities normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%). If inflation is negative, the principal and income of an inflation-indexed security will decline and could result in losses for a Fund.

Equity Securities. The value of a company’s stock may fall as a result of specific factors that are directly related to that company, such as management decisions, or a lower demand for the company’s products or services. The value of a company’s stock may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increased production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing has the potential to increase security price correlations and volatility since passive

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investing strategies generally buy or sell securities based simply on inclusion and representation in an index, rather than an analysis of the prospects and valuation of individual securities. The value of a company’s stock may also be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Funds invest. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Government intervention into the economy and financial markets to address trade deficits, inflation, or other significant events that may occur in the future may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Other political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment, and worsening political divisions, may have a negative impact on stock prices.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact companies or foreign exchange rates in a different country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. At times, some government authorities have taken steps to devalue their currencies substantially or to counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, or to curtail or taper, these activities could have substantial negative effects on the financial markets. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation, economic sanctions or other restrictions and it is possible that a Fund could be prohibited from investing in securities issued by companies that are subject to such restrictions.

Some countries, including the U.S., have adopted more protectionist trade policies, a trend that appears to be continuing globally. Sanctions, tariffs, exchange controls, or other cross-border trade barriers have led, and may lead to increased short-term market volatility in the future and have adverse long-term effects on the U.S. and world economies and markets generally. The type, scope and severity of sanctions and similar measures, including countersanctions and other retaliatory actions, may vary significantly and may cause a decline in the value and/or liquidity of securities issued by the sanctioned country, or by companies located in or economically tied to such country. The U.S. Government has taken steps to renegotiate certain trade relationships and impose tariffs on specific goods, which has, in turn, triggered reciprocal measures from trading partners. Issuers in which a Fund invests may be indirectly affected by changes in trade policy or escalating trade

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tensions and certain businesses may be more significantly impacted than others. Trade disputes (such as the “trade war” between the U.S. and China) may affect investor and consumer confidence and may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Foreign Securities. Each Fund may invest in securities of foreign issuers that trade on a foreign securities exchange or in the over-the-counter markets, subject to its investment policies and quality standards. The Funds may also invest indirectly in foreign securities in the form of American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.

Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a mutual fund that invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. A change in the value of the currency that a security is denominated against the U.S. dollar will result in a change in the U.S. dollar value of that security and may also affect the value and income of the securities of issuers who are exposed to that currency. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of securities denominated in (or otherwise exposed to) that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of securities denominated in (or otherwise exposed to) that currency will decline. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by political and economic events occurring inside and outside the U.S., many of which may be difficult, if not impossible to predict. There may be less publicly available information about a foreign company than a U.S. company, less governmental supervision of foreign securities markets, brokers and issuers of securities, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the U.S. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other different risks than U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty enforcing legal rights outside the U.S.

General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by a Fund. For example, EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. European financial markets have experienced volatility and have been adversely affected by concerns of economic downturns, credit rating downgrades, rising government debt and possible default on or restructuring of government debt in several European countries.

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Both in developed and developing countries, crises may arise that have the potential to severely erode the value of investments. These episodes may include instances of default, restructuring, economic pressures introduced by significant commodity price declines, wars or conflicts, or severe devaluations of foreign currency with respect to the U.S. dollar. In the past, government and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. Defaults or debt restructurings by governments or others could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In addition, financial regulators, including the Federal Reserve and the European Central Bank, have at times taken steps to maintain historically low interest rates by purchasing bonds, devalue their currencies, or counter actual or anticipated market or other developments. Steps by those regulators and authorities to implement, curtail or taper these activities could have substantial negative effects on the financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding, could negatively affect the financial markets generally as well as the values and liquidity of certain securities.

If a Fund invests a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, foreign country, or particular market, it will have more exposure to regional and country economic risks than a fund that invests throughout the world's economies. A recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent a Fund invests in the securities of companies located in a particular geographic region or foreign country, it may be particularly vulnerable to events affecting companies located in that region or country because those companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. Certain of these risks may also apply to stocks of U.S. companies that conduct a significant amount of business in non-U.S. markets or rely upon suppliers from non-U.S. markets.

Emerging Markets. Emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the U.S. Investments in emerging market countries may include special risks in addition to those generally associated with foreign investing. The value of investments in emerging market countries may be more volatile due to greater uncertainties of investing in less established markets with lower trading volumes and economies that are not as developed or diverse. Governments of many emerging market countries have exercised substantial influence over many aspects of the private sector through ownership or control of many companies and the future actions of these governments could have a significant effect on economic conditions in emerging markets. With respect to certain emerging market countries, the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property, political or social instability or diplomatic developments could adversely affect investments by U.S. persons in these countries.

Many emerging market countries have little experience with the corporate forms of business organization and may not have well developed corporations and business laws or concepts of fiduciary duty in the business context.

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Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region, or type of security, the greater the impact that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues, and regulatory burdens, and the price of their securities may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from the overall market. Certain sectors, such as technology, financial services, or energy, can be highly volatile. Industry classifications for the Funds are based on classifications maintained and developed by third parties. The sectors in which a Fund may have greater exposures will vary from time to time.

As of December 31, 2025, the Ave Maria Value Focused Fund had 27.2% of the value of its net assets invested in stocks within the real estate sector, including companies involved in residential and commercial real estate leasing and development, and companies that operate as property leasing companies for a particular industry, such as the natural gas and crude oil industry. The price of stocks of companies that operate as property leasing companies may be more dependent on the strength of their underlying industry than the strength of the real estate market generally. The oil and natural gas markets have experienced periods of volatility and fluctuation that are often based on factors that may be out of the control of the issuers of such securities, including changes in supply and global demand, international political and economic developments, and the success of exploration projects. Real estate stocks in general could be affected by overbuilding, increases in property taxes and operating expenses, lack of available financing, shifts in supply and demand, changes in zoning laws and interest rates, casualty or condemnation losses, and property damage.

As of December 31, 2025, the Ave Maria Growth Fund had 54.6% of the value of its net assets invested in common stocks within the technology sector, of which 26.4% was invested in the semiconductor industry. As of December 31, 2025, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund had 25.9%, and 28.1%, respectively, of the value of their net assets invested in common stocks within the technology sector. Technology company stocks may be more volatile than the overall market and their prices may be significantly affected by the obsolescence of existing technologies, short product cycles, supply chain disruptions, falling prices and profits, and general economic conditions. Technology companies may not successfully introduce new products, develop, and maintain a loyal customer base or achieve general market acceptance for their new products and are heavily dependent on patent and intellectual property rights. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business. They may also be subject to the risks associated with artificial intelligence, including high capital expenditures, rapid innovation cycles, heightened regulatory scrutiny, operational risks and vulnerabilities from reliance on complex automated systems.

As of December 31, 2025, the Ave Maria Growth Focused Fund had 28.2% of the value of its net assets invested in common stocks within the financials sector and 27.0% of the value of its net assets invested in common stocks within the industrials sector. Companies in the financials sector are subject to the risk of corporate and consumer debt defaults, extensive governmental regulation,

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price competition, decreased credit market liquidity, and interest rate changes, among others. These companies may have concentrated portfolios, such as a high level of loans to real estate developers, or exposures to certain investments which makes them vulnerable to economic conditions that affect that industry or investment. In addition, the profitability of these companies is largely dependent upon the availability and the cost of capital. Companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements, insurance costs, government regulations, world events, economic conditions, and the risks of environmental damage and product liability claims. Industrial companies are subject to the risks of a decline in demand for their specific product or service, due in part to rapid technological developments and new product introductions by competitors.

Morally Responsible Investing. The incorporation of moral or religious considerations in the Funds’ morally responsible investment strategy may cause a Fund to make different investments than funds that have a similar investment style but do not incorporate these considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so. The morally responsible investment process applied in the management of the Funds may also affect a Fund’s exposure to certain sectors or types of investments, which may impact the Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. The Funds’ portfolio managers are dependent on available information to assist in the moral evaluation process, and, given the variance among the standards that are used in such evaluation, the process employed for the Funds may differ from processes employed for other funds that practice morally responsible investing. Additionally, a stock will be sold in a manner that is not disruptive to the Funds if the Adviser determines that the company operates in a way that is inconsistent with the core values and teachings of the Roman Catholic Church, based on the criteria established by the Catholic Advisory Board. A stock will automatically be sold, if necessary, to ensure that a Fund meets its morally responsible investment policy.

Special Purpose Acquisition Companies. A Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (IPO) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued as part of IPO “units” which may include one share of common stock together with a right or warrant (or fraction thereof) conveying the right to purchase additional shares. In recent years, some SPACs have adopted warrant-lite or other modified unit structures. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating

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history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

Warrants and Rights. Warrants are essentially options that give the holder the right to purchase equity securities at a specific price for a defined period (generally 2 or more years). Rights are similar to warrants, but normally have a short duration and are generally distributed by the issuer to its existing shareholders. The Funds may purchase warrants and rights, provided that each Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of a Fund’s assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the NYSE American. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of a Fund’s entire investment).

Borrowing and Pledging. Each Fund may borrow from banks but only as a temporary measure for emergency or extraordinary purposes. The Ave Maria Undiscovered Fund, Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund and Ave Maria Growth Focused Fund may each borrow in an amount not exceeding 5% of its respective total assets and the Ave Maria Growth Fund and Ave Maria Bond Fund may each borrow in an amount not exceeding 25% of its respective total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than the amount of its borrowings. Borrowing may cause greater fluctuation in a Fund’s net asset value (“NAV”) until the borrowing is repaid and the money borrowed is subject to interest and other costs. Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.

Investment Company Shares. Investment company shares are securities of other open-end or closed-end registered investment companies and include money market funds and exchange-traded funds (“ETFs”). Each Fund may invest in shares of other investment companies but will not invest more than 5% of its total assets in shares of any single investment company and will not purchase more than 3% of the outstanding voting shares of any investment company. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a fund

15

of funds agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.) Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds. In addition to Rule 12d1-4, the 1940 Act and related rules provide certain other exemptions from these restrictions. Investments by the Funds in other investment companies will result in duplication of advisory, administrative, and other operational expenses. An investment in an investment company is not insured or guaranteed by the FDIC or any other governmental agency, entity, or person.

•	Money Market Mutual Funds. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. While investor losses in money market mutual funds have been rare, they are possible. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. Certain money market funds have floating NAVs, while others seek to maintain stable NAVs (typically, $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate), which would prevent a Fund from redeeming shares of the money market fund, or it may impose a liquidity fee of up to 2% of the value of shares that the Fund redeems. These measures may result in a loss to a Fund or prohibit it from redeeming its money market shares at times when it would otherwise be advisable.

•	ETFs. A Fund could purchase shares of an ETF to gain exposure to a portion of a U.S. or foreign market through the purchase of passive ETFs (that invest in a portfolio of securities designed to track a particular market index) or active ETFs (that have an investment manager that is actively managing the portfolio). ETFs sell and redeem their shares at NAV in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, as well as the possibility that a lack of liquidity in an ETF could result in it being more volatile. To the extent the management fees paid to an ETF are for the same or similar services as the management fees paid by a Fund, the layering of fees will increase Fund expenses.

Gold and Precious Metals. While the Funds will not invest in commodities directly, they may be subject to the risks associated with commodity investments due to their ability to invest in ETFs or other companies that invest directly or indirectly in commodities or commodity-rated businesses. For example, a Fund may invest in companies whose business is related to the mining

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of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments associated with mining or related precious metals industries and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies whose business is related to these commodities, or the value of investment companies investing in these commodities.

Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. The value of REITs is dependent upon management skills and the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in real estate values; lack of available financing for maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the oil and gas, wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, the layering of fees will increase expenses.

Illiquid Investments. Each Fund may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than 7 days and other securities that cannot reasonably be expected to be sold or disposed within 7 calendar days in current market conditions without significantly impacting the market value of the investment. No Fund will acquire illiquid securities in excess of 15% of the value of such Fund’s net assets. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have established a liquidity risk management program and the Board of Trustees has approved the appointment of certain personnel of the Adviser as the administrator of the Funds’ liquidity risk management program (“Liquidity Administrator”) The Liquidity Administrator is responsible for assessing, managing and periodically reviewing each Fund’s liquidity risk based upon relevant market, trading and investment-specific considerations and determining which securities are illiquid. Various factors may be considered in determining the liquidity of the Funds’ investments, including (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit or other credit enhancement

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features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security). Risks associated with illiquid securities include the potential inability of a Fund to promptly dispose of the security after a decision to sell.

Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Liquidity Administrator. Restricted securities, including Rule 144A securities, may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may lapse between the time the Adviser decides to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders). Restricted securities will be priced at fair value in accordance with the fair value procedures established by the Adviser, in its role as the Funds’ Liquidity Administrator, and approved by the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund may have more than 15% of the value of its net assets invested in illiquid assets, including restricted securities, such Fund will take steps that are deemed advisable to reduce its exposure to illiquid securities.

The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by a Fund (e.g., bond dealers) have been subject to increased regulation. The impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, a Fund may find it more difficult than anticipated to sell certain portfolio investments, especially during times of high market volatility or when many market participants are attempting to sell the same or a similar instrument. Because market makers provide stability to fixed income markets, a significant reduction in dealer balance-sheet capacity or inventories could lead to decreased liquidity, increased volatility and wider spreads, which may become exacerbated during periods of economic or political stress. A Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another more appealing investment opportunity. In addition, liquidity risk may be magnified in a rising interest rate environment when investor redemptions from fixed-income mutual funds may be higher than normal, because a Fund’s ability to sell these securities when desired or at prices that are favorable may be impaired. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Liquidity Administrator. Certain investments that were liquid when purchased by a Fund may later become illiquid, particularly during periods of overall economic distress. Changing regulatory, interest rate, credit, or other market conditions may also adversely affect the liquidity and the value of a Fund’s investments.

Portfolio Turnover. Although the Funds do not intend to use short-term trading as a primary means of achieving their investment objectives, a Fund’s portfolio turnover rate will depend upon market and other conditions, and will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If a Fund experiences unexpected net redemptions, it

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could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which such Fund’s expenses can be spread and possibly reducing such Fund’s return. High portfolio turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains that the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Economic and Market Events Risk and Geopolitical Risk. Events in the economy and financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and there is no assurance that these conditions will not worsen in the future. These events have included, but are not limited to, bankruptcies, corporate restructuring, and economic stimulus by central banks, measures to address U.S. federal and state budget deficits; social, political and economic instability; steep changes in oil prices, changes in currency exchange rates, bank failures, supply chain disruptions, high inflation, wars or armed conflicts, and economic slowdowns. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including epidemics and pandemics, could affect the economies of many nations, individual companies, and the markets in ways that cannot be foreseen. Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen.

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of a Fund’s assets or income will be worth less in the future as inflation decreases the present value of money. The rate of inflation in many countries worldwide has increased recently due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. Tariffs and other economic factors may potentially further increase the rate of inflation, and any actions taken by the Federal Reserve to control inflation may not be effective. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or operating results of companies in which a Fund may invest, which may cause the value of the Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could be difficult to reverse and last for a prolonged period.

Corporate Bonds and Preferred Stocks. The Ave Maria Bond Fund invests a majority of its assets in debt securities under normal market conditions. Although the other Funds do not invest primarily in debt securities, they may invest all or a portion of their assets in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser’s analysis of economic and market conditions. There

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is no formula for the percentage of assets that may be invested in any one type of security, except as set forth herein or in the Prospectus. When a Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from 1 day to 30 years) will be based on the Adviser’s perception of the general risks in the debt market versus the equity market, and the Adviser’s perception of future trends and the term structure of interest rates.

Although the Funds equity investments are primarily in common stocks, each Fund may invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody’s, S&P or Fitch. Each Fund (except the Ave Maria Growth Focused Fund) does not hold or intend to invest more than 5% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by any of these rating organizations. The Ave Maria Growth Focused Fund does not hold or intend to invest more than 15% of its net assets in preferred stocks and corporate debt securities rated less than “investment grade” by any of these rating organizations. Lower-rated securities (commonly called “junk” securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. Securities rated in any category below Baa by Moody’s or BBB by S&P or Fitch are generally considered to be “junk” securities. A Fund will promptly sell “junk” securities as necessary in order to limit its aggregate investments in such securities to the investment limitations described above, which may cause the Fund to suffer a loss.

Preferred Stocks. Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the

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investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

General Risk Factors of Fixed-Income Securities. Investments in fixed-income securities are subject to inherent market risks and fluctuations in price due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay principal and interest when due. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, that is, all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk.

Risk Factors of Lower-Rated Fixed-Income Securities. The prices of lower-rated debt securities (commonly called “junk” securities) have speculative characteristics which are apt to increase in number and significance with each lower rating category. Lower rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values and could result in increased price volatility and an increase in issuer defaults on these securities. Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest may be subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default. Although the credit rating of a security may, from time to time, be changed to reflect developments in the issuer’s financial condition, a credit rating does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). If the secondary market for lower-rated securities becomes increasingly illiquid, it may affect a Fund’s ability to dispose of portfolio securities at a desirable price. Certain laws or regulations may have a material effect on the Funds’ investments in lower-rated securities

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and other legislative proposals have been introduced in order to tax and eliminate other advantages of lower rated securities.

See Appendix A for a description of the quality ratings assigned by Moody’s, S&P and Fitch.

Cybersecurity Risk. As the use of technology and the frequency of cyber-attacks have become more prevalent, the Funds have potentially become more susceptible to operational risks through breaches in cyber security. A cyber security breach refers to both intentional and unintentional events that may interfere with the processing of shareholder transactions or Fund NAV calculations or events that cause the release of confidential information or the loss of proprietary information. This in turn could cause the Funds to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security attacks may include gaining unauthorized access to digital systems to of misappropriate assets or sensitive information, corrupting data or causing operational disruption. Cyber security breaches of the Funds’ third-party service providers (including the Adviser, transfer agent, intermediaries, and custodian) or issuers that a Fund invests, can also subject the Funds to many of the risks associated with direct cyber security breaches. Like operational risk in general, the Funds’ service providers have established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that these efforts will reduce the risks of cyber security, especially since the Funds do not directly control the cyber security systems of issuers or third-party service providers.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to a Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the applicable Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

Ave Maria Value Focused Fund

Under these fundamental limitations, the Ave Maria Value Focused Fund may not:

1.	Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.	Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.	Invest 25% or more of the Fund’s total assets in any one industry.

4.	Purchase or sell real estate, mineral leases, futures contracts or commodities in
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the ordinary course of business.

5.	Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.	Invest for the purpose of exercising control of management.

7.	Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

8.	Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

9.	Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

10.	Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

The Ave Maria Value Focused Fund does not presently intend to pledge, mortgage or hypothecate its assets as described above in investment limitation 7. The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 9. The Fund is not permitted to engage in securities lending. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Ave Maria Value Fund, Ave Maria Rising Dividend Fund and Ave Maria World Equity Fund

Under these fundamental limitations, the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund may not:

1.	Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.	Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.	Invest 25% or more of the Fund’s total assets in any one industry.

4.	Purchase or sell real estate, mineral leases, futures contracts or commodities in the
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ordinary course of business.

5.	Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

6.	Purchase the securities of an issuer (other than the U.S. Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer.

7.	Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

8.	Invest for the purpose of exercising control of management.

9.	Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

10.	Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.	Sell any securities short unless, by virtue of the Fund’s ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

12.	Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

13.	Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Funds as described above in investment limitation 9. The Funds have never made, nor do they presently intend to make, short sales of securities “against the box” as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Ave Maria Growth Fund and Ave Maria Bond Fund

The fundamental investment limitations with respect to the Ave Maria Growth Fund and the Ave Maria Bond Fund are:

1.	Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than
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10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	Neither Fund will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Ave Maria Bond Fund may: (1) enter into interest rate swap transactions; (2) purchase or sell futures contracts; (3) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (4) write or invest in put or call options; and (5) enter into foreign currency exchange contracts.

3.	Neither Fund will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund’s total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Ave Maria Bond Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

4.	Neither Fund will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

5.	Neither Fund will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

6.	Neither Fund will make loans, except through: (1) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or (2) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund’s total assets would be the subject of such loans.

7.	Neither Fund will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.	Neither Fund will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships, but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate
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The Ave Maria Bond Fund may purchase mortgage-backed securities and similar securities in accordance with its investment objectives and policies.

9.	Neither Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

10.	Neither Fund will purchase or sell commodities or commodities contracts, except that the Ave Maria Bond Fund may enter into futures contracts and options on futures contracts.

The Ave Maria Growth Fund and the Ave Maria Bond Fund have adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

1.	Neither Fund’s investments in illiquid securities will exceed 15% of the value of its net assets.

2.	Neither Fund will make investments for the purpose of exercising control or management of any company.

3.	Neither Fund will mortgage, pledge or hypothecate more than one-third of its total assets.

The Ave Maria Bond Fund has never engaged, nor does it presently intend to engage, in any of the following transactions referred to above in fundamental investment limitation 2 — entering into interest rate swap transactions; purchasing or selling futures contracts; making initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; writing or investing in put or call options; or entering into foreign currency exchange contracts.

Ave Maria Undiscovered Fund and Ave Maria Growth Focused Fund

Under these fundamental investment limitations, the Ave Maria Undiscovered Fund and the Ave Maria Growth Focused Fund may not:

1.	Borrow amounts in excess of 5% of the Fund’s total assets, except as a temporary measure for extraordinary or emergency purposes.

2.	Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.	Invest more than 25% of its net assets in a particular industry or group of industries.

4.	Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

5.	Make loans; however, the Fund may enter into repurchase agreements and may
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purchase corporate and debt obligations for investment purposes.

6.	Issue senior securities as defined in the 1940 Act, or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund’s total assets, taken at the lesser of cost or market value.

General. The percentage limitations included in the fundamental investment limitations apply at the time of purchase of a security. For example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. Industry classifications for the Funds are based on classifications maintained and developed by third parties. The Adviser reserves the right to change industry classifications as it deems appropriate and without seeking shareholder approval.

TRUSTEES, OFFICERS AND CATHOLIC ADVISORY BOARD MEMBERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve until their retirement and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee and officer oversees all funds in the Trust. Five of the Trustees are not interested persons, as defined in the 1940 Act (the “Independent Trustees”).

Name, Address and Year of Birth	Length of Service	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustees
George P. Schwartz, CFA* 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1944	Since August 1992	Trustee/ Chairman and President	Executive Chairman of the Adviser. Chief Executive Officer of the Adviser until December 31, 2023.	8
Robert G. Dorsey** 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1957	Since November 2025	Trustee	Retired in 2021. Prior to retirement, he was a Managing Director and President of Ultimus Fund Solutions, LLC, the Trust’s administrator (the “Administrator”) and Ultimus Fund Distributors, LLC, the Trust’s distributor (the “Distributor”) from 1999 until 2018 and Vice Chairman of the Administrator from 2018 until 2021.	8
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Independent Trustees
Donald J. Dawson, Jr. 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since January 1993	Trustee	Retired in 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (payroll processing company) from 1986 until 2015, and Chief Executive Officer of that company from 1986 until 1998.	8

John J. McHale, Jr. 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1949	Since April 2014	Trustee	Consultant to the Commissioner of Major League Baseball. From 2000 until 2020, he was an executive of Major League Baseball serving in the roles of Executive Vice President and Special Assistant to the Commissioner.	8

Edward J. Miller 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1946	Since May 2017	Trustee	Retired in 2019. Prior to retirement, he was Vice Chairman and Director of Detroit Investment Fund and Invest Detroit Foundation (financiers for redevelopment of Detroit Michigan).	8

William A. Morrow 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1947	Since April 2018	Trustee	Retired in 2017. Prior to retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 to 2017.	8

Joseph M. Grace 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1963	Since May 2025	Trustee	Principal of JM Grace Engineering LLC, a consulting firm focused on technology applications and business opportunities in the automotive industry. From March 2021 until June 2023, he was Senior Vice President – Physical and Functional Design & Integration at Stellantis N.V. where he was primarily responsible for product development.	8
Executive Officers
Timothy S. Schwartz, CFA* 5060 Annunciation Circle, Ste. 101 Ave Maria, Florida 34142 Year of Birth: 1971	Since April 2000	Treasurer	President and Chief Executive Officer of the Adviser. He was President and Chief Investment Officer of the Adviser until December 31, 2023 and has served in other executive positions.

Cathy M. Stoner, CPA, IAACP* 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1970	Since January 2010	Chief Compliance Officer	Chief Compliance Officer, Chief Financial Officer and Vice President of the Adviser.
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Robert C. Schwartz* 801 W. Ann Arbor Trail, Ste. 244 Plymouth, Michigan 48170 Year of Birth: 1976	Since October 2013	Vice President and Secretary	Senior Vice President and Secretary of the Adviser since January 1, 2020.

* George P. Schwartz, Timothy S. Schwartz, Cathy M. Stoner and Robert C. Schwartz, as affiliated persons of the Adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Timothy S. Schwartz and Robert C. Schwartz are sons of George P. Schwartz.

** Robert G. Dorsey, as a previously affiliated person of the Administrator and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s dollar range of beneficial ownership of shares of each Fund, and all Funds in the Trust on an aggregate basis, as of December 31, 2025. Because the Ave Maria Undiscovered Fund is newly formed, no Trustee or officer beneficially owns any shares of the Fund as of the date of this SAI.

Name of Trustee	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria Value Fund	Ave Maria World Equity Fund	Ave Maria Growth Focused Fund	Ave Maria Value Focused Fund	Ave Maria Bond Fund	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
Interested Trustees
George P. Schwartz, CFA	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Robert G. Dorsey	None	None	None	None	None	None	None	None
Independent Trustees
Donald J. Dawson, Jr.	Over $100,000	Over $100,000	None	None	None	$50,001- $100,000	Over $100,000	Over $100,000
Joseph M. Grace	$10,001- $50,000	Over $100,000	None	None	None	None	None	Over $100,000
John J. McHale, Jr.	Over $100,000	None	None	None	$10,001- $50,000	$10,001- $50,000	None	Over $100,000
Edward J. Miller	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	None	$10,001- $50,000	Over $100,000
William A. Morrow	Over $100,000	$50,001- $100,000	None	None	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	Over $100,000

The Catholic Advisory Board. The Catholic Advisory Board (“CAB”) is composed of prominent lay Catholics and clergy who provide religious guidance to the investment screening process used by the Adviser to construct the Funds’ portfolios in a way that is consistent with the teachings and core values of the Roman Catholic Church. The CAB reviews the criteria utilized by the Adviser for screening investments based upon the teachings of the Roman Catholic Church. The CAB is not affiliated with the Roman Catholic Church.

The Funds seek to invest in equity securities and corporate debt securities that meet their religious and investment objectives (excluding certain U.S. Government obligations or money market instruments) and, therefore, the Funds’ returns may be lower (or higher) than if the Adviser based its decisions solely on investment considerations.

His Eminence Adam Cardinal Maida and Archbishop Allen H. Vigneron are episcopal advisors to the CAB but are not compensated by the Funds, or affiliated with the Funds, in any way.

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The following is a list of the CAB members, whose address is 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan, 48170. The Funds will indemnify and hold harmless the members of the CAB for losses suffered by any person in connection with the Funds, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any member in the performance of his or her duties.

Name/Year of Birth	Length of Service	Principal Occupation(s) During Past 5 Years
Paul R. Roney, Chairman Year of Birth: 1957	Since April 2001	Executive Director of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); President of Domino’s Farms – Domino’s Farms Office Park.
Larry Kudlow Year of Birth: 1947	Since July 2005 Emeritus from April 2, 2018 -January 20, 2021	Former Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm) and former Director of the National Economic Council during the first Trump Administration (April 2018 -January 2021). Host of “Kudlow” on Fox Business Network and a Fox news contributor, a nationally syndicated columnist, and an economic adviser to The Bahnsen Group, a wealth management firm.
Thomas S. Monaghan Year of Birth: 1937	Since April 2001	Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations); Chancellor of Ave Maria University.
Father John Riccardo, STL, Emeritus Year of Birth: 1965	Since August 2011	Priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX (an organization that helps parishes create a roadmap for evangelization). He hosts a podcast and the radio show “Christ is the Answer” and was formerly Pastor of Our Lady of Good Counsel Catholic Church in Plymouth Michigan.
Melissa Moschella, PhD Year of Birth: 1979	Since April 2017	Professor of the Practice, Philosophy, McGrath Institute for Church Life at the University of Notre Dame since July 2024. Associate Professor, School of Philosophy, The Catholic University of America from 2013 until 2024. She has published articles about moral and political philosophy and ethics in a number of academic publications and is a lecturer, and recipient of various academic honors and fellowships.
Raymond Arroyo Year of Birth: 1970	Since November 2022	An award-winning journalist, producer and bestselling author. He is a Fox News contributor, editorial adviser and segment contributor to “The Ingraham Angle” with Laura Ingraham. He is the founding News Director, Managing Editor and Lead Anchor of the Eternal World Television Network and host of “EWTN News” and “The World Over.”
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Michael J. Knowles Year of Birth: 1990	Since August 2025	An American conservative political commentator, lecturer, author, host, podcaster, and recipient of a number of honors. He has hosted The Michael Knowles Show at The Daily Wire since 2016 and co-hosted a podcast with Senator Ted Cruz from 2020 until 2022.

Compensation of Independent Trustees and CAB Members

Trustee Compensation. George P. Schwartz, as an Interested Trustee and principal of the Adviser does not receive any compensation from the Trust for serving as a Trustee of the Trust. Robert Dorsey is treated as an Interested Trustee of the Trust (due to his previous affiliation with the Administrator and the Distributor) for all purposes other than compensation. Mr. Dorsey is compensated at the same rate as the Independent Trustees. Effective January 1, 2026, each Independent Trustee receives from the Trust an annual retainer of $77,000, payable quarterly (except the retainer is $97,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $92,000 for the Chairman of the Audit Committee), plus a fee of $7,000 for attendance at each meeting of the Board of Trustees. Prior to January 1, 2026, each Independent Trustee received from the Trust an annual retainer of $70,000, payable quarterly (except the retainer was $85,000 for the Chairman of the Governance Committee/Lead Independent Trustee and $80,500 for the Chairman of the Audit Committee), plus a fee of $7,000 for attendance at each Board meeting. A Trustee Emeritus may serve on the Board in an advisory capacity for a period of three years following his retirement from the Board, but has no voting authority. A Trustee Emeritus receives one-half of both the annual retainer and fee for attendance at each Board meeting. These fees are allocated among the Funds based upon their proportionate share of net assets.

The following shows the compensation paid to the Independent Trustees and Mr. Dorsey in 2025. Because the Ave Maria Undiscovered Fund is newly formed, it did not pay any Trustee compensation in 2025.

	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex
Donald J. Dawson, Jr.	$ 120,000	None	None	$120,000
John J. McHale, Jr.	$ 105,000	None	None	$105,000
Edward J. Miller	$ 105,000	None	None	$105,000
William A. Morrow	$115,500	None	None	$115,500
Joseph M. Grace*	$ 50,167	None	None	$ 50,167
Robert G. Dorsey**	$ 7,000	None	None	$ 7,000

*Began serving on the Board in May 2025.

**Began serving on the Board in November 2025.

CAB Compensation. The CAB members receive an annual retainer of $6,000, payable quarterly; a fee of $4,000 for attendance at each CAB meeting; and the Chairman of the CAB receives a supplementary annual retainer of $10,000. All CAB members are reimbursed for travel and other expenses incurred in attending meetings. These fees are allocated among the Funds based upon their proportion of net assets.

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The following shows the compensation paid to the CAB members in 2025. Because the Ave Maria Undiscovered Fund is newly formed, it did not pay any CAB compensation in 2025.

	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement
Paul R. Roney	$24,000	None	None
Lou Holtz, Emeritus	$ 6,000	None	None
Larry Kudlow	$ 6,000	None	None
Thomas S. Monaghan	$14,000	None	None
Father John Riccardo, Emeritus	$ 6,000	None	None
Melissa Moschella	$14,000	None	None
Raymond Arroyo	$10,000	None	None
Michael J. Knowles*	$ 5,500	None	None

*Began serving on the CAB in August 2025.

Leadership Structure and Qualifications of Trustees

Board of Trustees. The Board is responsible for the oversight of the Funds and the Funds’ other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the Adviser to oversee the management of the Funds on a day-to-day basis and the Board is responsible for overseeing the Adviser’s operation of the Funds. The Board meets in person (or occasionally by teleconference) at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet regularly without the presence of any representatives of management. The Board has established an Audit Committee and a Nominating and Governance Committee (the “Governance Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel and may engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Mr. George P. Schwartz, CFA. Mr. Schwartz is an Interested Trustee because he is a principal of the Adviser. Mr. Schwartz, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of the Funds’ service providers. As Chairman, Mr. Schwartz has primary responsibility for setting the agenda and presiding at each Board meeting.

Mr. Donald J. Dawson, Jr. serves as the Lead Independent Trustee and Chairman of the Governance Committee and Mr. William A. Morrow, an Independent Trustee, serves as Chairman of the Audit Committee. Each Committee Chairman reviews meeting agendas and presides at all meetings of his respective committee. In his role as Lead Independent Trustee, Mr. Dawson facilitates communication and coordination between the Independent Trustees and management, reviews meeting agendas for the Board, chair’s executive sessions of the Independent Trustees and may preside at meetings of the Board at times when the Chairman of the Board is not present.

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Board Committees. The Governance Committee and Audit Committee each consist of the Independent Trustees: Donald J. Dawson, Jr., John J. McHale, Jr., Edward J. Miller, William A. Morrow, and Joseph M. Grace. The Audit Committee oversees (i) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; and (ii) the quality and objectivity of the Funds’ financial statements and independent audits. In addition, the Audit Committee acts as a liaison between the Funds’ independent registered public accounting firm and the full Board and pre-approves the scope of the audit and non-audit services the independent registered public accounting firm provides to the Funds. The Governance Committee oversees the independence and effective functioning of the Board and reviews in the first instance and makes recommendations to the Board regarding any investment advisory agreement relating to the Funds. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. During the December 31, 2025 fiscal year, the Audit Committee and the Governance Committee each met four times.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes, and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Governance Committee believes contribute to good governance for the Trust. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, each Trustee is qualified and should continue to serve as such. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.

Mr. George P. Schwartz has served as the Chairman of the Adviser since he founded the Adviser in 1980 and was the Chief Executive Officer of the Adviser until December 31, 2023. He has over 50 years of experience in the investment management profession, including 7 years as an investment research analyst and partner with two New York Stock Exchange member firms and 6 years as Senior Investment Officer and Chairman of the Investment Committee of a national bank. Mr. Schwartz holds a B.S. degree in Finance from the University of Detroit. He is a CFA charter holder and a Chartered Investment Counselor. Mr. Schwartz has served as President and a Trustee of the Trust since August 1992. The Board concluded that Mr. Schwartz is suitable to serve as a Trustee because of his professional experience and his academic background.

Mr. Donald J. Dawson, Jr. previously served as the Chairman, President and Chief Executive Officer of a closely-held company from 1986 until 1998 and Chairman of that company from 1999 until 2015. He was also a Board member of a non-profit organization from 2000 until 2017, serving as Chairman from 2009 until 2011. Mr. Dawson holds a B.A. degree in Economics from Georgetown University and a J.D. degree from the University of Michigan Law School. He has previously been licensed with the Financial Industry Regulatory Authority (“FINRA”) as a general securities representative. Mr. Dawson has served as a Trustee of the Trust since January 1993. The Board concluded that Mr. Dawson is suitable to serve as a Trustee because of his business and legal experience, his academic background and his service and experience on other boards.

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Mr. John J. McHale, Jr. is a consultant to Major League Baseball and served as the Special Assistant to the Commissioner of Major League Baseball from April 2015 until December 2020, responsible for special project assignments, grievances and on-field disciplinary matters. He previously served as Executive Vice President of Administration and Chief Information Officer for Major League Baseball from 2000 until 2015, overseeing the administrative functions of the MLB Central Office. Prior to 2002, he served in executive capacities for various Major League Baseball teams; Chief Operating Officer for the Tampa Bay Rays (2001-2002), President and Chief Executive Officer of the Detroit Tigers (1995-2001) and Executive Vice President of Baseball Operations of the Colorado Rockies (1991-1994). He was a Board member of the United States Amateur Baseball Federation, Inc. and a Trustee of several major league baseball retirement and pension plans until December 2020. Mr. McHale holds an undergraduate degree from the University of Notre Dame, a J.D. degree from Boston College and an L.L.M. degree from Georgetown University. Mr. McHale has served as a Trustee of the Trust since April 2014. The Board concluded that Mr. McHale is suitable to serve as a Trustee because of his business and legal experience, his academic and professional background and his service and experience on other boards.

Mr. Edward J. Miller retired in 2019. Prior to his retirement he was Vice Chairman and Director of the Detroit Investment Fund and the Invest Detroit Foundation which provide financing for residential and commercial redevelopment of the City of Detroit Michigan, and was actively involved in the management of both organizations until 2016. Prior to joining the Detroit Investment Fund, Mr. Miller was an Executive Vice President at Standard Federal Bank (now Bank of America) from 1995 until 2000 where he was responsible for commercial banking activities. Before he joined Standard Federal Bank, Mr. Miller held executive management positions with Comerica Bank and Manufacturers Bank (prior to its merger with Comerica). These positions included responsibility for Retail Banking (1993-1995) and Trust and Investment Management (1988-1993). He started his career with Manufacturers Bank in 1970 and held positions in commercial lending, strategic planning and corporate development before being appointed Executive Vice President in 1990. He is a Board member of various non-profit organizations. Mr. Miller holds a B.S. degree from Regis University in Denver, Colorado and an MBA from the University of Detroit. Mr. Miller has served as a Trustee of the Trust since May 2017. The Board concluded that Mr. Miller is suitable to serve as a Trustee because of his business and investment experience, his academic and professional background and his service and experience on other boards.

Mr. William A. Morrow retired in 2017. He previously served as a Senior Executive Vice President for Crain Communications Inc., an international business media company, from March 1985 until May 2017. As Senior Executive Vice President, he had overall responsibility for Crain Communications’ internal business operations, including finance, legal, acquisitions, administration, human resources, facilities and other corporate areas. He also served as Plan Administrator for Crain Communications’ Pension and Profit-Sharing Plans. Prior to working at Crain, Mr. Morrow was a partner in charge in the Detroit office of Touche Ross & Co. (now Deloitte & Touche LLP) and a member of the firm’s national Management Advisory Council. He is active in many civic and business organizations, including serving as a Trustee and member of the Executive Committee at the University of Detroit Mercy. He is a former director of American Business Media, a membership association for business-to-business information providers and

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previously served as Chairman. Mr. Morrow holds a B.S. degree in Accounting from the University of Detroit and a J.D. degree from Wayne State Law School. Mr. Morrow has been a Trustee of the Trust since April 2018. The Board concluded that Mr. Morrow is suitable to serve as a Trustee because of his business, legal and financial experience, his academic and professional background and his service and experience on other boards.

Mr. Joseph M. Grace has over forty years’ experience in the automotive industry, working primarily in product engineering for Chrysler and its affiliates. He has been a principal of JM Grace Engineering LLC, a consulting firm for the transportation industry, since January 2024 and previously served as Senior Vice President at Stellantis N.V. and Vice President at Fiat Chrysler Automobiles, N.V., where he was primarily responsible for new product development at both companies. He has also held executive positions at a number of Chrysler affiliates where his responsibilities included advanced engineering development, vehicle engineering, program management, product quality improvement, and new product launches. Mr. Grace holds a B.S. degree in Mechanical Engineering at The University of Notre Dame, a M.S. in Mechanical Engineering at the University of Michigan, and an M.B.A at The University of Michigan. The Board concluded that Mr. Grace is suitable to serve as a Trustee because of his professional service and leadership positions, and his academic background.

Mr. Robert Dorsey is the co-founder of Ultimus Fund Solutions, LLC (the “Administrator”) and Ultimus Fund Distributors, LLC (the “Distributor”) and served as the President and Managing Director of both firms from 1999 until 2018 and Vice Chairman from 2018 until 2021. He has over 30 years of experience in the mutual fund services industry. Mr. Dorsey holds a B.S. degree from Christian Brothers University and is a Certified Public Accountant (inactive). Prior to his retirement in 2021, Mr. Dorsey served as an officer of other mutual fund clients of Ultimus Fund Solutions, LLC, including Assistant Vice President or Assistant Secretary of the Trust from 1999 until 2021. He was a Trustee of Ultimus Managers Trust from 2012 until 2021 and Capitol Series Trust from 2017 until 2021. Mr. Dorsey has been a Trustee of the Trust since November 2025. The Board concluded that Mr. Dorsey is suitable to serve as a Trustee because of his professional and investment experience, academic background, and service on other boards. Mr. Dorsey is an Interested Trustee because of his previous business affiliations with the Trust’s Administrator and Distributor.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management of the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to overall supervision by the Adviser. The Board has charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur, or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

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The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and provides presentations to the Board at its quarterly meetings, in addition to an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses the relevant risk issues affecting the Trust during private meetings with the Independent Trustees. The CCO also provides updates to the Board on the application of the Funds’ compliance policies and procedures and how these procedures are designed to mitigate risk. Finally, the CCO reports to the Board immediately in between Board meetings if there are any problems associated with the Funds’ compliance policies and procedures that could expose (or potentially expose) the Funds to risk.

Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation may vary and there is no guarantee they will be effective. Not all risks that may affect the Trust can be identified and not all processes and controls to eliminate or mitigate their occurrence or effects can be developed. Some risks are simply beyond any control of the Trust or the Adviser, its affiliates or other service providers.

THE INVESTMENT ADVISER

The Adviser’s principal office is located at 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170. Under the terms of the Advisory Agreements between the Trust and the Adviser, the Adviser manages each Fund’s investment process. Each Fund, except the Ave Maria Bond Fund, pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.75% of such Fund’s average daily net assets. The Ave Maria Bond Fund pays the Adviser a fee, computed and accrued daily and paid quarterly, at an annual rate of 0.25% of its average daily net assets. George P. Schwartz, as a Principal of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

By its terms, the Advisory Agreement for each Fund has an initial two-year term and will remain in force from year to year thereafter, provided its continuance is approved at least annually by: (1) the Board of Trustees; or (2) a vote of a majority of a Fund’s outstanding shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreements may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund’s outstanding shares, or by the Adviser. The Advisory Agreements automatically terminate in the event of their assignment, as that term is defined in the 1940 Act and the rules thereunder.

Expense Limitation Agreements. The Adviser has entered into an Expense Limitation Agreement on behalf of each Fund whereby it has contractually agreed to reduce advisory fees and reimburse Fund expenses to the extent necessary that ordinary operating expenses (excluding interest on borrowings, taxes, brokerage costs, acquired fund fees and expenses, litigation and other extraordinary expenses) do not exceed an amount equal to 1.25% annually of the average daily net assets of each Fund, except the annual expense limitation rate for the Ave Maria Bond Fund is 0.60% of its average daily net assets. Any advisory fee reductions and/or expense reimbursements by the Adviser are subject to repayment by a Fund for a period of three years from the date such fees and expenses were incurred, provided the repayment to the Adviser does not cause a Fund’s aggregate ordinary operating expenses to exceed the contractual expense limitation

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at the time such amount was waived or repaid. During the December 31, 2025 fiscal year, the Ave Maria Value Focused Fund repaid the Adviser $63,028 of previous advisory fee reductions under the Expense Limitation Agreement.

Each Expense Limitation Agreement may be terminated by the Trust or the Adviser upon not less than 60 days’ prior written notice, provided, however, that (i) the Adviser may not terminate the Agreement without the approval of the Board of Trustees and (ii) the Agreement terminates automatically in the event of an assignment. The Adviser will have no claim against a Fund and a Fund will not pay for any unpaid amounts if its Expense Limitation Agreement expires or is terminated. Each Fund’s Expense Limitation Agreement is in effect until May 1, 2027, except the Expense Limitation Agreement for the Ave Maria Undiscovered Fund is in effect until May 1, 2029.

Advisory Fees. The following table shows the advisory fees paid by the Funds to the Adviser during the last three fiscal years. There were no fee waivers made by the Adviser during the December 31, 2025 fiscal year and no available fee recoupments to the Adviser at the end of the fiscal year. Because the Ave Maria Undiscovered Fund is newly formed, there are no advisory fees to report.

	December 31, 2025	December 31, 2024	December 31, 2023
Ave Maria Value Focused Fund
Advisory Fees Accrued	$611,781	$285,796	$304,926
Advisory Fee Reductions	$ 0	$ 16,460	$ 10,358
Advisory Fees Recouped	$ 63,028	$ 38,906	$ 41,825
Advisory Fees Received	$674,809	$308,242	$336,393
Ave Maria Growth Fund	$8,248,064	$7,860,874	$6,474,512
Ave Maria Rising Dividend Fund	$7,948,808	$7,944,740	$6,975,225
Ave Maria Value Fund	$3,681,330	$3,025,200	$2,717,185
Ave Maria World Equity Fund	$ 949,771	$ 839,339	$679,012
Ave Maria Growth Focused Fund	$ 500,890	$ 418,690	$406,659
Ave Maria Bond Fund	$1,874,795	$1,548,571	$1,331,035

Fund Expenses. Each Fund is responsible for the payment of all expenses incurred in connection with the registration of its shares and operations, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, Administrator, Trustees and CAB members, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. General Trust expenses are allocated among the Funds and the other series of the Trust based upon the relative net assets of each series (on the date the expenses are paid), or the nature of services performed and the relative applicability to each series. In addition, the Funds reimburse all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for reasonable out-of-pocket travel costs to attend Board meetings.

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CCO Expenses. The compensation and expenses of any officer or Trustee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except the Funds reimburse the Adviser for a portion of the compensation and expenses of the Trust’s CCO, who is an employee of the Adviser. The Trust also reimburses the Adviser for out-of-pocket expenses incurred by the CCO in providing these services. The amount of compliance fees and expenses paid by the Funds during the last three fiscal years are shown in the table below. Because the Ave Maria Undiscovered Fund is newly formed, there are no CCO expenses to report.

	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Ave Maria Growth Fund	$40,854	$39,383	$33,657
Ave Maria Rising Dividend Fund	$37,066	$39,101	$35,314
Ave Maria Value Fund	$17,954	$15,618	$13,412
Ave Maria World Equity Fund	$4,846	$4,161	$ 3,498
Ave Maria Growth Focused Fund	$2,602	$2,029	$ 2,023
Ave Maria Value Focused Fund	$3,127	$1,693	$1,433
Ave Maria Bond Fund	$28,540	$23,982	$20,049

Portfolio Managers

The portfolio managers for the Funds are listed below. The portfolio managers may also be responsible for the day-to-day management of other accounts managed by the Adviser as indicated in the following table. None of these accounts has an advisory fee based on the performance of the account.

Other Managed Accounts (as of December 31, 2025)
Ave Maria Growth Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Adam P. Gaglio, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 3	0 0 $9,005,000.00	0 0 0	$ 0 $ 0 $ 0
Chadd M. Garcia, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 $	$71,235,396.00 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Rising Dividend Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 7	83,769,970.00 0 79,380,000.00	0 0 0	$ 0 $ 0 $ 0
Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 7	793,904,986.00 0 142,920,000.00	0 0 0	$ 0 $ 0 $ 0

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Ave Maria Value Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$83,769,970.00 0 $1,200,000.00	0 0 0	$ 0 $ 0 $ 0
Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria World Equity Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Anthony W. Gennaro, CFA, CPA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 2	0 0 $1,300,000.00	0 0 0	$ 0 $ 0 $ 0
Sean C. Gaffney, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Growth Focused Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Chadd M. Garcia, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$1,103,598,634.00 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Value Focused Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
George P. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 7	$972,482,728.00 0 $79,380,000.00	0 0 0	$ 0 $ 0 $ 0
Timothy S. Schwartz, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 2	$477,936,281.00 0 $ 1,200,000.00	0 0 0	$ 0 $ 0 $ 0

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Ave Maria Bond Fund
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Brandon S. Scheitler	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 7	972,482,728.00 0 142,920,000.00	0 0 0	$ 0 $ 0 $ 0
James T. Peregoy, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 0	0 0 0	0 0 0	$ 0 $ 0 $ 0

Ave Maria Undiscovered Fund. The Fund did not begin operations until April 30, 2026.
	Type of Account	Total Number of Other Managed Accounts	Total Assets of Other Managed Accounts	Number of Managed Accounts with Advisory Fee Based on Performance	Total Assets of Accounts with Advisory Fee Based on Performance
Ryan M. Kuyawa, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$477,936,281 0 0	0 0 0	$ 0 $ 0 $ 0
Sean C. Gaffney, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$133,616,287 0 0	0 0 0	$ 0 $ 0 $ 0
James T. Peregoy, CFA	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$793,904,986 0 0	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest. The Adviser does not believe that any material conflicts of interest exist as a result of the portfolio managers advising the Funds and the other accounts listed above. While a portfolio manager may occasionally recommend purchases or sales of the same portfolio securities for different Funds, or for a Fund and another account he manages, the Adviser believes it is highly unlikely that simultaneous transactions would adversely affect the ability of the Funds to obtain or dispose the full amount of a security it seeks to purchase or sell, or the price that the security can be purchased or sold. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Funds and the Adviser’s other clients come first.

Compensation. Each portfolio manager receives a fixed annual cash salary plus an annual bonus from the Adviser, if earned, as determined by the Board of Directors of the Adviser. The annual bonus is based upon a variety of factors, which may include the overall performance and profitability of the Adviser and the overall performance of and profit generated by the accounts managed by a portfolio manager. There is no standard benchmark for comparison, or fixed length of time over which performance is measured by the Board of Directors of the Adviser in determining the portfolio managers’ bonuses. Compensation of the portfolio managers includes profits of the Adviser. The profitability of the Adviser depends primarily upon the value of accounts under management, including the Funds. A portfolio manager’s compensation is not directly based upon the performance of any Fund or the amount of a Fund’s assets.

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Ownership of Fund Shares. The following table shows the dollar range of shares beneficially owned by the portfolio managers in their managed Funds as of December 31, 2025. Because the Ave Maria Undiscovered Fund is newly formed, the portfolio managers do not beneficially own any shares of the Fund as of the date of this SAI.

Ave Maria Growth Fund	Adam P. Gaglio, CFA $100,001-$500,000	Chadd M. Garcia, CFA $10,001-$50,000
Ave Maria Rising Dividend Fund	George P. Schwartz, CFA Over $1,000,000	Brandon S. Scheitler $100,001 - $500,000
Ave Maria Undiscovered Fund	Ryan M. Kuyawa, CFA - None	Sean C. Gaffney, CFA - None James T. Peregoy, CFA -None
Ave Maria Value Fund	Timothy S. Schwartz, CFA $100,001-$500,000	Ryan M. Kuyawa, CFA $10,001-$50,000
Ave Maria World Equity Fund	Anthony W. Gennaro, CFA, CPA $50,001- $100,000	Sean C. Gaffney, CFA $10,001-$50,000
Ave Maria Growth Focused Fund	Chadd M. Garcia, CFA $100,001-$500,000
Ave Maria Value Focused Fund	George P. Schwartz, CFA Over $1,000,000	Timothy S. Schwartz, CFA $500,001 - $1,000,000
Ave Maria Bond Fund	James T. Peregoy, CFA $10,001-$50,000	Brandon S. Scheitler $100,001-$500,000

SECURITIES TRANSACTIONS AND PORTFOLIO HOLDINGS

Decisions about the placement of the Funds’ securities transactions and negotiation of commission rates, when applicable, are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account factors such as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Funds paid the following amount of brokerage commissions during the past three fiscal years. Because the Ave Maria Undiscovered Fund is newly formed, there are no brokerage commissions to report.

	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Ave Maria Growth Fund	$249,033	$320,211	$387,767
Ave Maria Rising Dividend Fund	$110,306	$116,789	$165,802
Ave Maria Value Fund	$220,465	$126,885	$268,612
Ave Maria World Equity Fund	$ 76,780	$ 56,905	$ 60,775
Ave Maria Growth Focused Fund	$118,934	$ 70,351	$ 65,143
Ave Maria Value Focused Fund	$120,981	$ 23,945	$ 38,540
Ave Maria Bond Fund	$ 77,200	$ 16,510	$ 26,725

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The higher brokerage commissions paid by the Ave Maria Value Fund, Ave Maria World Equity Fund, Ave Maria Value Focused Fund, Ave Maria Growth Focused Fund, and the Ave Maria Bond Fund during the 2025 fiscal year were primarily driven by increased equity portfolio trading activity, including efforts to take advantage of opportunities during times of heightened market volatility. The higher brokerage commissions paid by the Ave Maria Value Focused Fund during the 2025 fiscal year are also attributable to increased assets inflows and outflows.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided within the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended. The determination may be viewed in terms of a particular transaction or in light of the Adviser’s overall responsibilities to the Funds and other accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers’ financial condition and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investments for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

The dollar amount of transactions and related commissions directed to brokers because of research services during the December 31, 2025 fiscal year is listed below:

	Brokerage Transactions	Brokerage Commissions
Ave Maria Growth Fund	$89,782,708	$51,386
Ave Maria Rising Dividend Fund	$73,957,670	$40,141
Ave Maria Value Fund	$30,393,535	$22,702
Ave Maria World Equity Fund	$16,608,676	$28,064
Ave Maria Growth Focused Fund	$10,386,265	$31,878
Ave Maria Value Focused Fund	$30,446,235	$30,250
Ave Maria Bond Fund	$12,961,288	$52,600

The Adviser may aggregate purchase and sale orders for agency trades of the Funds and its other clients if it believes this is consistent with its duties to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various

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firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. Information about how the Funds voted proxies for their portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 888-726-9331, on the Funds’ website at http://www.avemariafunds.com, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Funds and disclosure of purchases and sales of such securities may be made to shareholders of the Funds or other persons.

•	Public disclosure regarding the portfolio securities held by the Funds is made semiannually in Annual Financial Statements and Semi-Annual Financial Statements, and in quarterly holdings reports on Form N-PORT (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

•	Each Fund posts a listing of its 10 largest holdings of portfolio securities as of the end of each calendar quarter at www.avemariafunds.com. Each Fund’s quarterly holdings are available at www.avemariafunds.com. and in the Annual and Semiannual Financial Statements and Schedules of Investments. The listings of the 10 largest holdings are typically available on the website within 10 business days of the end of the quarter. All portfolio holdings information on the website is available to the general public.

•	Information regarding portfolio securities as of the end of the most recent month or as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such month or quarter, may be disclosed to rating and ranking organizations on at least a 30-day lag for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved in writing by the CCO of the Trust as being in the best interests of shareholders and serving a legitimate business interest of the Funds. Below is a table listing the organizations that have been approved by the CCO to receive non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information. These organizations have not signed confidentiality
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agreements. However, each organization is bound by a duty of confidentiality. The CCO and the Board of Trustees have determined that the Trust’s policies and procedures with respect to the disclosure of portfolio information are reasonable and sufficient to prevent any harm to the Funds and their shareholders.

Name of Rating or Ranking Organization	Information Provided	Timing of Release and Conditions or Restrictions on Use of Portfolio Holdings Information	Receipt of Compensation or Other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Bloomberg L.P.	CUSIP, shares/par value, market value, security description, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg has indicated that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.	None
Standard & Poor’s, Inc. (“S&P”)	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly, with a 30-day lag. No formal conditions or restrictions. S&P has indicated that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities; S&P employees must certify annually that they have followed this code of business conduct.	None
Lipper Inc.	CUSIP, shares/par value, market value, security description, total net assets, coupon rate, maturity date	Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper Inc. has indicated that it will not trade based on a Fund’s portfolio information, and it prohibits its employees from any such trading.	None
FactSet	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and fixed income survey	Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.	None
Confluence Technologies, Inc. - Accounting platform for performance calculations and regulatory reporting	CUSIP, security description, shares/par value, market value, coupon rate, maturity date and percent of total net assets	Provided monthly. The Agreement has a Confidentiality Clause that prohibits Confluence from using the information except in connection with the performance or exercise of its obligations or as may be required by law.	None

These policies relating to disclosure of the Funds’ holdings of portfolio securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are the Funds’ Administrator, Distributor, custodian, independent registered public accounting firm, legal counsel to the Trust and to the Independent Trustees, pricing services, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of portfolio securities, provided that such disclosure is reasonably necessary to aid in conducting the ongoing business of the Funds; and (ii) disclosure of holdings of or transactions in portfolio securities by the Funds that is made on the same basis to all shareholders of the Funds.

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The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Funds, or purchased or sold by the Funds (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if the CCO concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors, as determined by the CCO) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to adversely affect the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information. The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of capital gains, which would increase the amount of the Fund’s capital gains distributions to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See “Taxes.”

Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions and will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. The Adviser anticipates that the portfolio turnover rate of each Fund normally will not exceed 100%; however, market conditions may dictate a higher portfolio turnover rate in a particular year. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a 1-year period. Listed below are the Funds’ portfolio turnover rates during the past two fiscal years. Because the Ave Maria Undiscovered Fund is newly formed, there are no portfolio turnover rates to report.

	December 31, 2025	December 31, 2024
Ave Maria Value Focused Fund	57%	39%
Ave Maria Value Fund	24%	16%
Ave Maria Growth Fund	17%	17%
Ave Maria Rising Dividend Fund	13%	8%
Ave Maria World Equity Fund	19%	13%
Ave Maria Growth Focused Fund	47%	22%
Ave Maria Bond Fund	13%	20%

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The higher turnover rate for the Ave Maria Growth Focused Fund during the December 31, 2025 fiscal year is due primarily to efforts to increase its position in a company that was purchased in an initial public offering.

CALCULATION OF SHARE PRICE

The price (NAV) of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Funds’ portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open for purposes of computing NAV. The Board has appointed the Adviser as the valuation designee to fair value securities or other investments pursuant to procedures approved by the Board. Securities that are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Securities traded on foreign exchanges are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser (as the valuation designee) in accordance with consistently applied valuation procedures established by and under the general supervision of the Board. One or more independent pricing services may be utilized to determine the fair value of securities held by the Funds. The Funds may retain an independent pricing service to determine the fair value of foreign securities if the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the foreign securities are traded. A security’s fair value price may differ from the price next available for that security using the Fund’s normal pricing procedures. The Adviser (as the valuation designee) will review and monitor the methods used by such services.

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SHAREHOLDER ACCOUNTS

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The Automatic Investment Plan enables investors to make regular periodic investments in Fund shares through automatic charges to their bank account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account a specified amount that will be automatically invested at the share price determined on the day(s) of the month specified by the shareholder. The shareholder may change the amount of the investment or discontinue the plan any time by writing to the Funds.

Systematic Withdrawal Plan. If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan and receive periodic payments in a specified amount. Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction. Instructions for establishing this service are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is someone besides the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s). No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are currently borne by the applicable Fund. Investors should be aware that systematic withdrawals may deplete their investment and the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon 60 days’ written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 888-726-9331 or writing to the Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Exchange of Shares. You may exchange shares of one Fund for shares of another Fund. An exchange is treated as an ordinary sale and purchase for federal income tax purposes, and you may realize a capital gain or loss.

You may request an exchange in writing, by telephone (888-726-9331), or through the Funds’ website (www.avemariafunds.com). Each Fund redeems shares at the NAV next calculated after the Administrator receives your exchange request and the shares you purchase in the exchange will be at the NAV next calculated after the Administrator receives your request in proper form.

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The Funds reserve the right to terminate or modify the exchange privileges for any shareholder, broker, investment adviser or agent who requests a significant number of exchange transactions, either for itself or its customers, upon 60 days’ notice. The Funds will consider the number of exchanges requested, the time the requests were made, and the level of expense to the Funds or adverse effects to other shareholders.

Transfer of Shares. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Administrator.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal taxes.

The Funds have qualified and intend to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, so they do not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things: (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income

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requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of December 31, 2025, the Funds had the following capital loss carryforwards, to offset net realized gains in future years for federal income tax purposes, which do not expire:

	Ave Maria Value Focused Fund	Ave Maria Value Fund	Ave Maria Growth Focused Fund
Short-Term	$1,542,437	$8,981,574	0
Long-Term	0	0	$1,852,940

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax.

Taxation of the Shareholder. Dividends from net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Funds have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Funds.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2026, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $545,500 ($613,700 for married taxpayers filing jointly, $579,600 for heads of households) to be subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers who are not in this highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.

Amounts distributed by the Funds that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in

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the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. The dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

The Funds may be subject to a tax on dividend and interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities of issuers in foreign countries, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of a Fund, and such Fund must hold shares in the dividend or interest-paying corporation, for at least 16 days during the 31-day period beginning on the date 15 days before the ex-dividend date. Furthermore, a shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at the rate of 24% (backup withholding) from such shareholder’s dividend, capital gain and redemption payments. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

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Distributions by a Fund will result in a reduction in the market value of the Fund’s shares. Should a distribution reduce the market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of these shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption or exchange of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisors regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Any loss arising from the sale or redemption of shares of the Funds held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for 6 months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding 1 or more other positions in substantially similar or related property.

Certain U.S. shareholders, including individuals, estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service (“IRS”) certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Funds.

Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost is the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares.

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Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situations. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

REDEMPTION IN KIND

Each Fund, when it is deemed to be in the best interests of a Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in the Fund’s securities taken at current value. If payment is made in securities, the redeeming shareholder will generally incur brokerage costs in converting these securities to cash and will bear market risk until the securities received are converted into cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable.

PRINCIPAL SECURITY HOLDERS

As of April 1, 2026, Charles Schwab & Co., Inc. Special Custody Account For the Benefit of its Customers, 211 Main Street, San Francisco, California 94105, owned of record 19.62% of the outstanding shares of the Ave Maria Value Focused Fund, 10.57% of the outstanding shares of the Ave Maria Value Fund, 14.20% of the outstanding shares of the Ave Maria Rising Dividend Fund, 13.01% of the outstanding shares of the Ave Maria World Equity Fund, 16.69% of the outstanding shares of the Ave Maria Growth Fund, 14.42% of the outstanding shares of the Ave Maria Growth Focused Fund, and 14.63% of the outstanding shares of the Ave Maria Bond Fund; National Financial Services LLC, 499 Washington Blvd., Jersey City, New Jersey 07310, owned of record 27.15% of the outstanding shares of the Ave Maria Value Focused Fund, 11.08% of the outstanding shares of the Ave Maria Value Fund, 13.05% of the outstanding shares of the Ave Maria Growth Fund, 11.48% of the outstanding shares of the Ave Maria Growth Focused Fund, 13.00% of the outstanding shares of the Ave Maria Rising Dividend Fund, 8.18% of the outstanding shares of the Ave Maria Bond Fund, and 11.26% of the outstanding shares of the Ave Maria World Equity Fund; Edward D. Jones & Co., For the Benefit of its Customers, 12555 Manchester Road, St. Louis, Missouri, 63131, owned of record 13.90% of the outstanding shares of the Ave Maria Bond Fund; Louis C. Argenta Living Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 5.70% of the outstanding shares of the Ave Maria Value Focused Fund; Mary Jo Argenta Living Trust, c/o Schwartz Investment Counsel, 801 W. Ann Arbor Trail, Suite 244, Plymouth, Michigan 48170, owned of record 7.24% of the outstanding shares of the Ave Maria Growth Focused Fund; and LPL Financial, 4707 Executive Drive, San Diego, California 92121, owned of record 5.59% of the outstanding shares of the Ave Maria Bond Fund. Because the Ave Maria Undiscovered Fund is newly formed, the Adviser is the principal security holder as of the date of this SAI.

As of April 1, 2026, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of each Fund, according to information shown

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on the transfer agent’s records.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Funds’ investments. As custodian, U.S. Bank, N.A. acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2026. Deloitte & Touche LLP performs an annual audit of the Funds’ financial statements and advises the Funds on certain accounting matters.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust.

TRANSFER AGENT AND ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the transfer agent, administrator, and fund accountant to the Funds pursuant to a Mutual Fund Services Agreement. The Administrator maintains the records of each direct shareholder’s account, processes purchases and redemptions of Fund shares and acts as dividend and distribution disbursing agent. The Administrator also provides administrative services to the Funds, calculates daily NAVs and maintains such books and records as are necessary to enable it to perform its duties. For the performance of these services, each Fund pays the Administrator a fee based upon a percentage of its average daily net assets, subject to a minimum monthly fee. In addition, the Funds pay out-of-pocket expenses, including, but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

The Funds paid the following administration, accounting, and transfer agent fees to the Administrator during the past three years. Because the Ave Maria Undiscovered Fund is newly formed, there are no fees to report.

	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Ave Maria Growth Fund	$995,322	$1,038,388	$862,782
Ave Maria Rising Dividend Fund	$967,609	$1,047,172	$929,309
Ave Maria Value Fund	$457,422	$ 405,928	$362,242
Ave Maria World Equity Fund	$121,049	$ 113,726	$ 90,521
Ave Maria Growth Focused Fund	$ 65,719	$ 57,559	$ 54,162
Ave Maria Value Focused Fund	$79,412	$ 41,781	$ 41,174
Ave Maria Bond Fund	$582,887	$543,170	$474,738
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THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement has an initial two-year term and provides that, unless sooner terminated, it will continue in force from year to year, provided such continuance is approved at least annually by (1) the Board of Trustees or a vote of a majority of the outstanding shares of a Fund and (2) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly owned subsidiary of the Administrator. Stephen Preston is an officer of both the Distributor and the Trust.

FINANCIAL STATEMENTS

The financial statements of the Funds, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the December 31, 2025 Annual Financial Statements and Additional Information. Because the Ave Maria Undiscovered Fund is newly formed, it does not have any financial statements.

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APPENDIX A - RATINGS DESCRIPTIONS

The various ratings used by Moody’s Ratings (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings are described below. A rating by a nationally recognized statistical rating organization (“NRSRO”) represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s, S&P and Fitch for debt securities are as follows:

Moody’s Ratings

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium-grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade, and as such may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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S&P Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date

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due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

NR – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Very low margin for safety. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•	the formal announcement by the issuer or its agent of a distressed debt exchange;
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•	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted Default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

•	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligations, but
•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
•	Has not otherwise ceased operating.

This would include:

•	The selective payment default on a specific class or currency of debt;
•	The uncured expiry of any applicable original grace period, cure period, or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D – Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding.

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APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

September 30, 2025

Schwartz Investment Trust (the “Trust”) and Schwartz Investment Counsel, Inc. (the “Adviser”) intend to exercise a voice on behalf of their shareholders and clients in matters of corporate governance through the proxy voting process. We take our fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. We exercise our voting responsibilities as a fiduciary, solely with the goal of maximizing the value of our shareholders' and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. Our proxy voting principles for the Trust and our other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

General policy for voting proxies

We will vote proxies solely in the interests of our clients. Any conflict of interest must be resolved in the way that will most benefit our clients. Since the quality and depth of management is a primary factor considered when investing in a company, we give substantial weight to the recommendation of management on any issue. However, we will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of our clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager (as defined below). The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Nominating and Governance Committee of Independent Trustees (the “Committee”). A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager (as defined below) determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Committee and the Adviser shall follow the instructions of the Committee. The Proxy Manager (as defined

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below) shall keep a record of all materiality decisions and report them to the Committee on a quarterly basis.

Election of the board of directors

We believe that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

We will generally support the election of directors that result in a board made up of a majority of independent directors.

We will hold directors accountable for the actions of the committees on which they serve. For example, we will withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

We will support efforts to declassify existing boards. We will vote against efforts by companies to adopt classified board structures, or impose “poison pills” on its shareholders or adopt multiple classes of stock.

Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, impair independence.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we are opposed to plans that substantially dilute our clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally vote against plans where total potential dilution (including all equity-based plans) exceeds 10% of shares outstanding.

We will generally vote against plans if annual option grants have exceeded 2% of shares outstanding.
These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings we consider other factors such as the nature of the industry and size of the company.

We will vote against plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
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•	Automatic share replenishment ("evergreen") feature.

We will support measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, we support expensing the fair value of option grants because it substantially eliminates their preferential financial statement treatment vis-à-vis stock grants, furthering our case for increased ownership by corporate leaders and employees.

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate structure and shareholder rights

We believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

We will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. We will vote against proposals to impose super-majority requirements.

We will vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

We will vote against proposals for a separate class of stock with disparate voting rights.

We will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, we will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

We generally vote against these types of proposals, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

We will generally vote  against shareholder proposals that mandate the adoption of environmental, social, and governance (ESG) or diversity, equity, and inclusion (DEI) initiatives. We do not

61

consider gender, racial, or ethnic diversity to be material factors in our voting decisions and believe such mandates may not align with our fiduciary responsibility to prioritize long-term shareholder value.

We will generally vote against “climate-change” proposals that require companies to adopt specific climate-related targets, energy transition plans, or carbon-reduction commitments, as we do not believe these types of proposals are aligned with our fiduciary duty to prioritize long-term shareholder value.

We will generally vote against proposals that seek to restrict or reallocate capital away from fossil fuel development, industrial expansion, or other sectors we consider essential to long-term economic growth and national energy security.

We will attempt to vote proxies in a manner that is consistent with the core values and teachings of the Roman Catholic Church and the morally responsible investment criteria determined by the Trust’s Catholic Advisory Board.

Proxy voting process

Proxy voting is subject to the supervision of Robert Schwartz, Senior Vice President (the “Proxy Manager”). Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

Annual filing of proxy voting record

The Trust shall file an annual report of each proxy voted with respect to portfolio securities held by the Funds during the twelve-month period ended June 30 on Form N-PX no later than August 31 of each year.

The Adviser (a Form 13F Filer) shall file an annual report of its proxy voting record with respect to certain executive compensation matters during the twelve-month period ended June 30* on Form N-PX no later than August 31 of each year.

Proxy voting disclosures

The Trust shall include in its registration statement:

1.	A description of these proxy voting policies and procedures; and
2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both; and on the SEC website.

The Trust shall include in its Annual and Semi-Annual Reports to shareholders:

1.	A statement that a description of the proxy voting policies and procedures is available without charge, upon request, by calling the Trust’s toll-free telephone number or through
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a specified internet address or both and on the SEC website.

2.	A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust’s toll-free telephone number or through a specified Internet address or both and on the SEC website.
3.	A brief, plain English statement that certain additional Fund information is available on [the Fund’s] website, including plain English references to, as applicable, the Fund’s prospectus, financial information holdings, and proxy voting information**.

*Beginning with the period July 1, 2023 to June 30, 2024.

**This disclosure is required by the new Tailored Shareholder Report (TSR) rule, and replaces disclosures contained in Items (1) and (2). Funds must comply with the TSR rule by July 24, 2024.

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PART C.	OTHER INFORMATION

Item 28.		Exhibits
(a)		Agreement and Declaration of Trust – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

(b)		Bylaws – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 18 filed on February 15, 2005

(c)		Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	(i)	Advisory Agreement with Schwartz Investment Counsel for the Ave Maria Value Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(ii)	Advisory Agreement with Schwartz Investment Counsel for the Ave Maria Value Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(iii)	Investment Management Agreement with Schwartz Investment Counsel for the Ave Maria Bond Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(iv)	Investment Management Agreement with Schwartz Investment Counsel for the Ave Maria Growth Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(v)	Advisory Agreement with Schwartz Investment Counsel for the Ave Maria Rising Dividend Fund– Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(vi)	Advisory Agreement with Schwartz Investment Counsel, Inc. for the Ave Maria World Equity Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(vii)	Advisory Agreement with Schwartz Investment Counsel, Inc. for the Ave Maria Growth Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(viii)	Advisory Agreement with Schwartz Investment Counsel, Inc. for the Ave Maria Undiscovered Fund – Filed herewith

(e)		Distribution Agreement with Ultimus Fund Distributors, LLC – Filed herewith
(f)		Inapplicable

(g)		Custody Agreement with US Bank, N.A. – Filed herewith

(h)	(i)	Amended and Restated Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Filed herewith

	(ii)	Expense Limitation Agreements (with respect to the Ave Maria Value Focused Fund, Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, Ave Maria Bond Fund, Ave Maria Growth Focused Fund and Ave Maria Undiscovered Fund) with Schwartz Investment Counsel, Inc. – Filed herewith

	(iii)	Indemnification Agreement between the Catholic Advisory Board and the Trust – Filed herewith

(i)	(i)	Opinion and Consent of Counsel relating to Issuance of Shares – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 24 filed on February 16, 2010

	(ii)	Opinion and Consent of Counsel Relating to Issuance of Shares of Ave Maria Focused Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No.44 filed on April 29, 2020

	(iii)	Opinion and Consent of Counsel Relating to Issuance of Shares of Ave Maria Undiscovered Fund – Filed herewith

(j)		Consent of Independent Registered Public Accounting Firm – Filed herewith

(k)		Inapplicable

(l)		Agreement Relating to Initial Capital – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on April 19, 2001

(m)		Inapplicable

(n)		Inapplicable

(o)		Reserved

(p)	(i)	Code of Ethics of Registrant – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 40 filed on April 30, 2018

	(ii)	Code of Ethics of Schwartz Investment Counsel, Inc. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 45 filed on April 30, 2021

	(iii)	Code of Ethics of Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 48 filed on April 26, 2024

Other	(i)	Powers of Attorney for Donald J. Dawson, Jr., John J. McHale, Edward J. Miller and William A. Morrow – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 47 filed on May 1, 2023

	(ii)	Power of Attorney for Joseph M. Grace – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 51 filed on November 6, 2025

	(iii)	Power of Attorney for Robert G. Dorsey- Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 52 filed on February 6, 2026

Item 29		Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30		Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

"Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any

Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended,

The 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its investment adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

The Advisory Agreements with Schwartz Investment Counsel, Inc. (the "Adviser") provide that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreements, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreements or breach of its duty or of its obligations thereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the

Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement. Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Indemnification Agreement between members of the Catholic Advisory Board (the "CAB") and the Trust provides that the Funds shall indemnify each of the CAB members against all liabilities, including but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any CAB member in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such CAB member may be or may have been involved as a party or otherwise or with which such CAB member may be or may have been threatened, while in office or thereafter, by reason of being or having been a CAB member in connection with the Funds, and except that no CAB member shall be indemnified against any liability to the funds or their shareholders to which such CAB member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such CAB member’s office.

Notwithstanding any provisions to the contrary in Registrant’s Agreement and Declaration of Trust, in Ohio law or in the Advisory Agreements and the Distribution Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys’ fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31. Business and Other Connections of the Investment Adviser

The Adviser has been registered as an investment adviser since 1988 and provides investment advisory services to individuals and institutions.

The directors and officers of the Adviser are listed below. The business address of the directors and principal officers of the Adviser is 801 West Ann Arbor Trail Suite 244, Plymouth, Michigan 48170, except the address of those indicated by * is 5060 Annunciation Circle, Suite 100, Ave Maria, Florida 34142. No director or officer was engaged in any other business, profession, vocation, or employment of a substantial nature at any time during the past two years.

George P. Schwartz

Timothy S. Schwartz*

Cathy M. Stoner

Michael J. Schwartz*

Robert C. Schwartz*

Item 32. Principal Underwriter

(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

Open-end

Williamsburg Investment Trust	Valued Advisers Trust
Hussman Investment Trust	Unified Series Trust
The Investment House Funds	Papp Investment Trust
The Cutler Trust	Yorktown Funds
Exchange Place Advisors Trust	CM Advisers Family of Funds
Cantor Select Portfolios Trust	Ultimus Managers Trust
Chesapeake Investment Trust	Conestoga Funds
Eubel Brady & Suttman Mutual Fund Trust	Bruce Fund, Inc.
Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
Oak Associates Funds	Capitol Series Trust
Segall Bryant & Hamill Trust	VELA Funds
Commonwealth International Series Trust	Volumetric Fund
HC Capital Trust	James Advantage Funds
Johnson Mutual Funds Trust	Waycross Independent Trust
MSS Series Trust	New Age Alpha Funds Trust
Connors Funds	CYBER HORNET S&P 500
New Age Alpha Variable Funds Trust	WesMark Funds
XD Fund Trust	Plumb Funds

Closed-end

Peachtree Alternative Strategies Fund	Private Debt & Income Fund
Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit Income Fund
Dynamic Alternatives Fund	Cantor Fitzgerald Infrastructure Fund
Private Debt & Income Fund	83 Investment Group Income Fund
Fairway Private Markets Fund	Beacon Pointe Multi Alternative Fund
Axxes Private Markets Fund	MidBridge Private Markets Fund
Flat Rock Core Income Fund	Flat Rock Opportunity Fund
Booster Income Opportunities Launch	OneAscent Capital Opportunities Fund
CAZ Strategic Opportunities Fund	Axxes Opportunistic Credit Fund
Prospect Enhanced Yield Fund	Sardis Credit Opportunities Fund
Pennant Park Enhanced Income Fund

(b)	The following list sets forth the executive officers of the Distributor. The address of the Distributor and the persons named below is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

	Name and Position with Distributor	Position with Registrant
	Kevin Guerette - President	None
	Stephen L. Preston - Vice President/CCO	Assistant Vice President/AML Compliance Officer

	Melvin Van Cleave - Chief Technology Officer	None
	Douglas K. Jones - Vice President	None

(c)	Not applicable

Item 33	Location of Accounts and Records
Inapplicable

Item 34	Management Services Not Discussed in Parts A or B
Inapplicable

Item 35	Undertakings
Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Plymouth and State of Michigan on the 30th day of April 2026.

SCHWARTZ INVESTMENT TRUST
By	/s/ George P. Schwartz
George P. Schwartz, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George P. Schwartz	President and Trustee (Chief Executive Officer)	April 30, 2026
George P. Schwartz

/s/ Timothy S. Schwartz	Treasurer (Chief Financial Officer and Principal Accounting Officer)	April 30, 2026
Timothy S. Schwartz

Donald J. Dawson, Jr.*	Trustee

John J. McHale, Jr.*	Trustee

Edward J. Miller*	Trustee

William A. Morrow*	Trustee

Joseph M. Grace*	Trustee

Robert G. Dorsey*	Trustee

/s/ George P. Schwartz
George P. Schwartz Attorney-in-fact* April 30, 2026

  INDEX TO EXHIBITS

Item 28 (d)(viii)	Advisory Agreement for the Ave Maria Undiscovered Fund
Item 28 (e)	Distribution Agreement with Ultimus Fund Distributors, LLC
Item 28 (g)	Custody Agreement with US Bank NA
Item 28(h)(i)	Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC
Item 28(h)(ii)	Expense Limitation Agreements
Item 28 (h)(iii)	Indemnification Agreement between the Trust and the Catholic Advisory Board
Item 28(i)(iii)	Opinion and Consent of Counsel for the Ave Maria Undiscovered Fund
Item 28(j)	Consent of Independent Registered Accounting Firm